                  The Prudential Variable Appreciable Account

                             Financial Statements

                    For the periods ended December 31, 1998



                  The Prudential Insurance Company of America

                       Consolidated Financial Statements

                    For the periods ended December 31, 1998




                                                               [LOGO] Prudential

[LOGO] Prudential                            The Prudential Insurance Company of
                                             America
                                             751 Broad Street
                                             Newark, New Jersey  07102-3777


Dear Policyowner:

It is a pleasure to provide you with three informative documents pertaining to your Custom Variable Appreciable Life policy:

 .  The Prudential Series Fund, Inc. prospectus dated May 1, 1999
 . 1998 Prudential Variable Appreciable Account Financial Statements . 1998 Prudential Consolidated Financial Statements

Since this material contains important information about your policy, we suggest that you keep it with your policy for future reference.

Your Asset Allocation Should Reflect Your Current Risk Tolerance and Financial Goals

One of life's certainties is the inevitability of change. And as changes occur in our personal and professional lives, we all need to review our financial plans and insurance protection needs. The Contract Fund in your variable life insurance policy includes several investment options. Since another of life's certainties is that no one can predict the future performance of the financial markets, we recommend that you regularly reevaluate the allocation of your net premium dollars among your investment choices. With the assistance of Prudential's Asset Allocation model, your Prudential Agent/Pruco Securities Registered Representative can help you analyze your allocations and adjust them to make them consistent with your current needs, objectives, risk tolerance and time horizons.

Life Insurance Coverage Is A Critical Financial Asset

Your variable life insurance policy is a valuable asset and a significant element of your financial security plan. Maintaining it is critical because of the protection it provides to your loved ones and beneficiaries. Your Annual Statement, as well as a policy review with your Representative, can tell you how your investment choices are performing relative to your goals. This will help you determine if you need to adjust the amount of your premium payments in order to maintain your insurance coverage.

We Want to Help You Plan To Achieve Your Financial Security And Protection Goals

If you have any questions about this correspondence, please call your Prudential Agent/Pruco Securities Registered Representative, or call (800) 778-2255, 8 a.m. to 8 p.m. Eastern time. And, upon receipt of your Annual Statement, we suggest that you contact your Representative for a policy review of your variable life coverage. He or she can also help you evaluate your need for additional life insurance protection and show you how Prudential's broad range of products and services can help you in planning to achieve your overall financial security goals.

Thank you for insuring with us. We appreciate having you as our customer and we look forward to a continued relationship with you in the years to come.

Sincerely,



/s/
---------------------------
James J. Avery, Jr. FSA
President, Individual Life Insurance


Variable life is offered by prospectus only through Pruco Securities Corporation, a subsidiary of The Prudential Insurance Company of America, both located at 751 Broad Street, Newark, NJ 07102-3777.


                                                      FINANCIAL STATEMENTS OF
                                             THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                         OF THE PRUDENTIAL
                                                   VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1998


                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------

                                                      MONEY         DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                                                     MARKET            BOND            EQUITY           MANAGED         BALANCED
                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                 --------------   --------------   --------------   --------------   --------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios at net asset value [Note 3] ..... $  112,731,079   $  147,114,992   $1,516,736,886   $1,460,736,333   $1,126,162,749
                                                 --------------   --------------   --------------   --------------   --------------
  Net Assets ................................... $  112,731,079   $  147,114,992   $1,516,736,886   $1,460,736,333   $1,126,162,749
                                                 ==============   ==============   ==============   ==============   ==============

NET ASSETS, representing:
  Equity of contract owners .................... $  112,731,079   $  147,114,992   $1,516,736,886   $1,460,736,333   $1,126,162,749
                                                 --------------   --------------   --------------   --------------   --------------
                                                 $  112,731,079   $  147,114,992   $1,516,736,886   $1,460,736,333   $1,126,162,749
                                                 ==============   ==============   ==============   ==============   ==============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                                 A1

                                                SUBACCOUNTS (CONTINUED)
 --------------------------------------------------------------------------------------------------------------------
 ZERO COUPON       HIGH                                                                                   ZERO COUPON
    BOND           YIELD          STOCK         EQUITY         NATURAL                     GOVERNMENT         BOND
    2000           BOND           INDEX          INCOME       RESOURCES        GLOBAL        INCOME           2005
  PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------

$ 19,961,108   $ 92,745,342   $845,861,223   $454,271,316   $100,784,964   $142,307,176   $ 82,088,176   $ 27,213,641
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$ 19,961,108   $ 92,745,342   $845,861,223   $454,271,316   $100,784,964   $142,307,176   $ 82,088,176   $ 27,213,641
============   ============   ============   ============   ============   ============   ============   ============


$ 19,961,108   $ 92,745,342   $845,861,223   $454,271,316   $100,784,964   $142,307,176   $ 82,088,176   $ 27,213,641
------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
$ 19,961,108   $ 92,745,342   $845,861,223   $454,271,316   $100,784,964   $142,307,176   $ 82,088,176   $ 27,213,641
============   ============   ============   ============   ============   ============   ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                       A2


                                                      FINANCIAL STATEMENTS OF
                                             THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                         OF THE PRUDENTIAL
                                                   VARIABLE APPRECIABLE ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 1998

                                                           SUBACCOUNTS
                                                 -------------------------------
                                                                      SMALL
                                                    PRUDENTIAL    CAPITALIZATION
                                                     JENNISON         STOCK
                                                    PORTFOLIO      PORTFOLIO
                                                 --------------   --------------
ASSETS
Investment in The Prudential Series Fund, Inc. .
  Portfolios at net asset value [Note 3] ....... $  203,957,589   $  100,578,460
                                                 --------------   --------------
   Net Assets .................................. $  203,957,589   $  100,578,460
                                                 ==============   ==============

 NET ASSETS, representing:
   Equity of contract owners ................... $  203,957,589   $  100,578,460
                                                 --------------   --------------
                                                 $  203,957,589   $  100,578,460
                                                 ==============   ==============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                       A3

                                                      FINANCIAL STATEMENTS OF
                                             THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                         OF THE PRUDENTIAL
                                                   VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------

                                                               MONEY MARKET                             DIVERSIFIED BOND
                                                                 PORTFOLIO                                  PORTFOLIO
                                                 ----------------------------------------------------------------------------------
                                                     1998          1997          1996           1998          1997          1996
                                                 ------------  ------------  ------------   ------------  ------------  -----------
INVESTMENT INCOME
  Dividend income ............................   $  5,267,889  $  5,094,912  $  4,689,159   $  8,588,103  $  9,043,537  $ 7,158,122
                                                 ------------  ------------  ------------   ------------  ------------  -----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk [Note 5A]         702,791       661,235       630,761        977,226       866,520      769,815
  Reimbursement for excess expenses [Note 5D]               0             0             0              0             0            0
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET EXPENSES .................................        702,791       661,235       630,761        977,226       866,520      769,815
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INVESTMENT INCOME (LOSS) .................      4,565,098     4,433,677     4,058,398      7,610,877     8,177,017    6,388,307
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received .......              0             0             0        492,608     1,452,476            0
  Realized gain (loss) on shares redeemed ....              0             0             0        107,984       107,543       19,658
  Net change in unrealized gain (loss) on
    investments ..............................              0             0             0        242,854      (702,474)  (2,104,541)
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET GAIN (LOSS) ON INVESTMENTS ...............              0             0             0        843,446       857,545   (2,084,883)
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..................   $  4,565,098  $  4,433,677  $  4,058,398   $  8,454,323   $ 9,034,562  $ 4,303,424
                                                 ============  ============  ============   ============  ============  ===========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                                 A4

                                                         SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                 EQUITY                                    FLEXIBLE MANAGED                            CONSERVATIVE BALANCED
                PORTFOLIO                                       PORTFOLIO                                     PORTFOLIO
----------------------------------------   ----------------------------------------   ----------------------------------------
    1998          1997          1996           1998          1997          1996           1998         1997           1996
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

$ 27,312,284  $ 28,870,327  $ 23,448,572   $ 46,336,137  $ 38,256,221  $ 32,750,578   $ 46,034,230  $ 45,612,319  $ 35,574,962
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------



  10,647,094     8,895,624     6,600,231     10,109,863     8,970,935     7,402,644      7,958,450     7,210,074     6,248,856
           0             0             0              0             0             0              0             0             0
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

  10,647,094     8,895,624     6,600,231     10,109,863     8,970,935     7,402,644      7,958,450     7,210,074     6,248,856
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

  16,665,190    19,974,703    16,848,341     36,226,274    29,285,286    25,347,934     38,075,780    38,402,245    29,326,106
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------


 165,422,738    73,183,544    92,436,486    147,043,667   201,042,079   106,224,518     65,867,708   110,154,176    55,843,548
  14,951,173     7,311,176       755,380      2,295,592     3,097,268       487,657      1,526,727     2,680,112       627,498
 (78,932,919)  158,043,072    41,805,447    (58,722,618)  (37,001,732)   (5,082,172)     6,236,915   (36,006,094)   10,273,250
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

 101,440,992   238,537,792   134,997,313     90,616,641   167,137,615   101,630,003     73,631,350    76,828,194    66,744,296
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

$118,106,182  $258,512,495  $151,845,654   $126,842,915  $196,422,901  $126,977,937   $111,707,130  $115,230,439  $ 96,070,402
============  ============  ============   ============  ============  ============   ============  ============  ============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                                 A5

                                                      FINANCIAL STATEMENTS OF
                                             THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                         OF THE PRUDENTIAL
                                                   VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                                      SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------

                                                           ZERO COUPON BOND 2000                        HIGH YIELD BOND
                                                                 PORTFOLIO                                  PORTFOLIO
                                                 ----------------------------------------------------------------------------------
                                                     1998          1997          1996           1998          1997          1996
                                                 ------------  ------------  ------------   ------------  ------------  -----------
INVESTMENT INCOME
   Dividend income.............................  $    990,142  $  1,012,102  $    835,394   $  9,308,036  $  8,213,223  $ 7,376,933
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 EXPENSES
   Charges to contract owners for assuming
     mortality risk and expense risk [Note 5A].       144,233       141,029       143,233        697,446       618,514      532,324
   Reimbursement for excess expenses [Note 5D].       (44,243)      (53,201)      (23,005)             0             0            0
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 NET EXPENSES..................................        99,990        87,828       120,228        697,446       618,514      532,324
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 NET INVESTMENT INCOME (LOSS)..................       890,152       924,274       715,166      8,610,590     7,594,709    6,844,609
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Capital gains distributions received........       267,168       804,923             0              0             0            0
   Realized gain (loss) on shares redeemed.....        60,617        46,554        27,409       (243,731)      311,580       20,787
   Net change in unrealized gain (loss) on
investments....................................       153,354      (497,282)     (556,648)   (11,461,047)    2,620,272      581,780
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 NET GAIN (LOSS) ON INVESTMENTS................       481,139       354,195      (529,239)   (11,704,778)    2,931,852      602,567
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS....................  $  1,371,291  $  1,278,469  $    185,927   $ (3,094,188) $ 10,526,561   $7,447,176
                                                 ============  ============  ============   ============  ============  ===========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                                 A6

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
               STOCK INDEX                             EQUITY INCOME                             NATURAL RESOURCES
                PORTFOLIO                                 PORTFOLIO                                  PORTFOLIO
----------------------------------------   ----------------------------------------   ----------------------------------------
    1998          1997          1996           1998          1997          1996           1998         1997           1996
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------
$  9,059,895  $  8,102,242  $  6,724,618   $ 12,342,267  $  9,608,504  $  9,118,093   $    975,725  $    757,192  $    877,698
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------


   5,175,364     3,790,129     2,544,825      3,262,956     2,532,105     1,767,583        851,287     1,079,034       909,008
           0             0             0              0             0             0              0             0       (16,487)
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------
   5,175,364     3,790,129     2,544,825      3,262,956     2,532,105     1,767,583        851,287     1,079,034       892,521
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

   3,884,531     4,312,113     4,179,793      9,079,311     7,076,399     7,350,510        124,438      (321,842)      (14,823)
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

  12,847,130    17,197,911     4,749,836     27,501,162    39,390,070     9,133,917      6,263,457    16,426,552    17,021,108
   6,237,945     6,786,808       263,052        (99,580)    3,982,449       171,030     (1,250,821)    1,240,093       341,761
 153,992,331   113,415,557    61,075,735    (52,611,025)   59,248,683    32,816,172    (26,817,989)  (35,487,893)   13,941,557
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

 173,077,406   137,400,276    66,088,623    (25,209,443)  102,621,202    42,121,119    (21,805,353)  (17,821,248)   31,304,426
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

$176,961,937  $141,712,389  $ 70,268,416   $(16,130,132) $109,697,601  $ 49,471,629   $(21,680,915) $(18,143,090) $ 31,289,603
============  ============  ============   ============  ============  ============   ============  ============  ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                                 A7

                                                       FINANCIAL STATEMENTS OF
                                              THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                          OF THE PRUDENTIAL
                                                    VARIABLE APPRECIABLE ACCOUNT
STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996


                                                                                      SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------

                                                                   GLOBAL                              GOVERNMENT INCOME
                                                                 PORTFOLIO                                 PORTFOLIO
                                                 ----------------------------------------------------------------------------------
                                                     1998          1997          1996           1998          1997          1996
                                                 ------------  ------------  ------------   ------------  ------------  -----------
INVESTMENT INCOME
   Dividend income............................   $  1,738,704  $  1,281,804  $  1,778,642   $  4,520,286  $  4,704,795  $ 4,676,803
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 EXPENSES
   Charges to contract owners for assuming
     mortality risk and expense risk [Note 5A]        843,008       686,676       446,499        560,752       515,147      519,382
   Reimbursement for excess expenses [Note 5D]              0             0             0              0             0            0
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 NET EXPENSES.................................        843,008       686,676       446,499        560,752       515,147      519,382
                                                 ------------  ------------  ------------   ------------  ------------  -----------
 NET INVESTMENT INCOME (LOSS).................        895,696       595,128     1,332,143      3,959,534     4,189,648    4,157,421
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Capital gains distributions received.......      5,918,263     5,120,114     1,298,584              0             0            0
   Realized gain (loss) on shares redeemed....      1,375,609       309,311        16,670        289,366        44,975       22,685
   Net change in unrealized gain (loss) on
     investments..............................     18,668,316      (917,843)    9,125,406      1,952,252     1,925,166   (3,090,993)
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET GAIN (LOSS) ON INVESTMENTS................     25,962,188     4,511,582    10,440,660      2,241,618     1,970,141   (3,068,308)
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................   $ 26,857,884  $  5,106,710  $ 11,772,803   $  6,201,152  $  6,159,789  $ 1,089,113
                                                 ============  ============  ============   ============  ============  ===========

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                                 A8

                                                   SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------

          ZERO COUPON BOND 2005                      PRUDENTIAL JENNISON                    SMALL CAPITALIZATION STOCK
                PORTFOLIO                                 PORTFOLIO                                 PORTFOLIO
-----------------------------------------   ----------------------------------------   ---------------------------------------
    1998          1997          1996           1998          1997          1996           1998         1997           1996
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------
$  1,296,279  $  1,246,707  $  1,123,279   $    298,391  $    157,623  $     64,455   $    528,189  $    330,650  $   153,825
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------


     174,202       152,442       147,863        933,952       439,584       149,932        578,299       320,322       100,546
     (55,172)      (73,169)      (27,318)             0             0             0              0             0             0
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

     119,030        79,273       120,545        933,952       439,584       149,932        578,299       320,322       100,546
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

   1,177,249     1,167,434     1,002,734       (635,561)     (281,961)      (85,477)       (50,110)       10,328        53,279
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------



      29,253       489,749       246,221      2,902,977     5,052,341             0      5,935,686     4,897,323       489,855
     164,197        71,812           290        453,639       525,215             0       (102,881)       46,921        (7,039)
   1,406,685       526,125    (1,505,763)    42,669,927    10,743,964     3,012,624     (7,230,189)    5,112,289     2,049,209
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

   1,600,135     1,087,686    (1,259,252)    46,026,543    16,321,520     3,012,624     (1,397,384)   10,056,533     2,532,025
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

$  2,777,384  $  2,255,120  $   (256,518)  $ 45,390,982  $ 16,039,559  $  2,927,147   $ (1,447,494) $ 10,066,861    $2,585,304
============  ============  ============   ============  ============  ============   ============  ============  ============

                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                               A9

                                                       FINANCIAL STATEMENTS OF
                                              THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                          OF THE PRUDENTIAL
                                                    VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998,  1997 and 1996

                                                                                    SUBACCOUNTS
                                                ----------------------------------------------------------------------------------
                                                                  MONEY                                   DIVERSIFIED
                                                                  MARKET                                     BOND
                                                                PORTFOLIO                                  PORTFOLIO
                                                ----------------------------------------------------------------------------------
                                                    1998          1997          1996          1998          1997          1996
                                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss)...............   $  4,565,098  $  4,433,677  $  4,058,398  $  7,610,877  $  8,177,017  $  6,388,307
  Capital gains distributions received.......              0             0             0       492,608     1,452,476             0
  Realized gain (loss) on shares redeemed....              0             0             0       107,984       107,543        19,658
  Net change in unrealized gain (loss) on
    investments..............................              0             0             0       242,854      (702,474)   (2,104,541)
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................      4,565,098     4,433,677    4,058,398      8,454,323     9,034,562     4,303,424
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7]...................................     14,916,149    (6,936,043)      768,830     9,523,399     3,856,643    10,268,006
                                                ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT
  [Note 8]...................................     (1,854,444)     (147,721)    1,422,930        15,863      (196,475)     (142,209)
                                                ------------  ------------  ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS......     17,626,803    (2,650,087)    6,250,158    17,993,585    12,694,730    14,429,221

NET ASSETS
  Beginning of year..........................     95,104,276    97,754,363    91,504,205   129,121,407   116,426,677   101,997,456
                                                ------------  ------------  ------------  ------------  ------------  ------------
  End of year................................   $112,731,079  $ 95,104,276  $ 97,754,363  $147,114,992  $129,121,407  $116,426,677
                                                ============  ============  ============  ============  ============  ============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                                 A10

                                           SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
                                                                            FLEXIBLE
                        EQUITY                                              MANAGED
                      PORTFOLIO                                             PORTFOLIO
---------------------------------------------------    ----------------------------------------------------
      1998              1997              1996               1998              1997               1996
---------------   ---------------   ---------------    ---------------   ---------------    ---------------
$    16,665,190   $    19,974,703   $    16,848,341    $    36,226,274   $    29,285,286    $    25,347,934
    165,422,738        73,183,544        92,436,486        147,043,667       201,042,079        106,224,518
     14,951,173         7,311,176           755,380          2,295,592         3,097,268            487,657

    (78,932,919)      158,043,072        41,805,447        (58,722,618)      (37,001,732)        (5,082,172)
---------------   ---------------   ---------------    ---------------   ---------------    ---------------

    118,106,182       258,512,495       151,845,654        126,842,915       196,422,901        126,977,937
---------------   ---------------   ---------------    ---------------   ---------------    ---------------



     25,056,926        55,194,557       116,044,081        (15,176,695)       15,507,613         57,031,152
---------------   ---------------   ---------------    ---------------   ---------------    ---------------



       (134,891)       (1,730,961)       (2,717,850)          (115,363)         (332,076)        (1,594,508)
---------------   ---------------   ---------------    ---------------   ---------------    ---------------
    143,028,217       311,976,091       265,171,885        111,550,857       211,598,438        182,414,581


  1,373,708,669     1,061,732,578       796,560,693      1,349,185,476     1,137,587,038        955,172,457
---------------   ---------------   ---------------    ---------------   ---------------    ---------------
$ 1,516,736,886   $ 1,373,708,669   $ 1,061,732,578    $ 1,460,736,333   $ 1,349,185,476    $ 1,137,587,038
===============   ===============   ===============    ===============   ===============    ===============


                       CONSERVATIVE
                        BALANCED
                       PORTFOLIO
-----------------------------------------------------
    1998                 1997             1996
---------------    ---------------   ---------------

$    38,075,780    $    38,402,245   $    29,326,106
     65,867,708        110,154,176        55,843,548
      1,526,727          2,680,112           627,498

      6,236,915        (36,006,094)       10,273,250
---------------    ---------------   ---------------

    111,707,130        115,230,439        96,070,402
---------------    ---------------   ---------------



    (13,835,007)        (5,484,215)       36,970,919
---------------    ---------------   ---------------



        (57,837)            98,440        (1,143,063)
---------------    ---------------   ---------------
     97,814,286        109,844,664       131,898,258


  1,028,348,463        918,503,799       786,605,541
---------------    ---------------   ---------------
$ 1,126,162,749    $ 1,028,348,463   $   918,503,799
===============    ===============   ===============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                       A11

                                                       FINANCIAL STATEMENTS OF
                                              THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                          OF THE PRUDENTIAL
                                                    VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998,  1997 and 1996

                                                                                    SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------

                                                                ZERO COUPON                                HIGH YIELD
                                                                 BOND 2000                                    BOND
                                                                 PORTFOLIO                                  PORTFOLIO
                                                 ----------------------------------------------------------------------------------
                                                     1998          1997          1996           1998          1997          1996
                                                 ------------  ------------  ------------   ------------  ------------  -----------
OPERATIONS
  Net investment income (loss)................   $    890,152  $    924,274  $   715,166    $  8,610,590  $  7,594,709  $ 6,844,609
  Capital gains distributions received........        267,168       804,923             0              0             0            0
  Realized gain (loss) on shares redeemed.....         60,617        46,554        27,409       (243,731)      311,580       20,787
  Net change in unrealized gain (loss) on
    investments...............................        153,354      (497,282)     (556,648)   (11,461,047)    2,620,272      581,780
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................      1,371,291     1,278,469       185,927     (3,094,188)   10,526,561    7,447,176
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  [Note 7]....................................     (1,283,829)   (1,405,154)     (613,550)     4,214,068       374,682    5,326,899
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT [Note 8]............         (8,240)      (63,959)       33,778        (42,474)     (110,168)      52,425
                                                 ------------  ------------  ------------   ------------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......         79,222      (190,644)     (393,845)     1,077,406    10,791,075   12,826,500

NET ASSETS
  Beginning of year...........................     19,881,886    20,072,530    20,466,375     91,667,936    80,876,861   68,050,361
                                                 ------------  ------------  ------------   ------------  ------------  -----------
  End of year.................................   $ 19,961,108  $ 19,881,886  $ 20,072,530   $ 92,745,342  $ 91,667,936  $80,876,861
                                                 ============  ============  ============   ============  ============  ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                       A12

                                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                   STOCK                                       EQUITY                                      NATURAL
                   INDEX                                       INCOME                                     RESOURCES
                 PORTFOLIO                                   PORTFOLIO                                    PORTFOLIO
-----------------------------------------   ----------------------------------------   ---------------------------------------
    1998          1997          1996           1998          1997          1996           1998         1997           1996
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------
$  3,884,531  $  4,312,113  $  4,179,793   $  9,079,311  $  7,076,399  $  7,350,510   $    124,438  $   (321,842) $    (14,823)
  12,847,130    17,197,911     4,749,836     27,501,162    39,390,070     9,133,917      6,263,457    16,426,552    17,021,108
   6,237,946     6,786,808       263,052        (99,580)    3,982,449       171,030     (1,250,821)    1,240,093       341,761

 153,992,330   113,415,557    61,075,735    (52,611,025)   59,248,683    32,816,172    (26,817,989)  (35,487,893)   13,941,557
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

 176,961,937   141,712,389    70,268,416    (16,130,132)  109,697,601    49,471,629    (21,680,915)  (18,143,090)   31,289,603
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------



  46,615,330    58,525,779    55,125,681     29,232,315    36,671,034    23,125,635     (8,089,480)    2,933,126    13,900,701
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------



     111,800      (910,143)       82,144        139,884      (393,762)     (711,051)       (97,825)     (148,013)     (277,180)
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

 223,689,067   199,328,025   125,476,241     13,242,067   145,974,873    71,886,213    (29,868,220)  (15,357,977)   44,913,124


 622,172,156   422,844,131   297,367,890    441,029,249   295,054,376   223,168,163    130,653,184   146,011,161   101,098,037
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------
$845,861,223  $622,172,156  $422,844,131   $454,271,316  $441,029,249  $295,054,376   $100,784,964  $130,653,184  $146,011,161
============  ============  ============   ============  ============  ============   ============  ============  ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                       A13

                                                    FINANCIAL STATEMENTS OF
                                           THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                       OF THE PRUDENTIAL
                                                  VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996

                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                                                                           GOVERNMENT
                                                                  GLOBAL                                     INCOME
                                                                 PORTFOLIO                                  PORTFOLIO
                                                 ----------------------------------------------------------------------------------
                                                     1998          1997          1996           1998          1997          1996
                                                 ------------  ------------  ------------   ------------  ------------  -----------
OPERATIONS
  Net investment income (loss)................  $     895,696  $    595,128  $  1,332,143   $  3,959,534  $  4,189,648  $ 4,157,421
  Capital gains distributions received........      5,918,263     5,120,114     1,298,584              0             0            0
  Realized gain (loss) on shares redeemed.....      1,375,609       309,311        16,670        289,366        44,975       22,685
  Net change in unrealized gain (loss) on
    investments...............................     18,668,316      (917,843)    9,125,406      1,952,252     1,925,166   (3,090,993)
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...................     26,857,884     5,106,710    11,772,803      6,201,152     6,159,789    1,089,113
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS [Note 7]......      7,049,239    17,556,139    24,827,377      1,634,315    (4,821,038)  (1,166,024)
                                                 ------------  ------------  ------------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT [Note 8]............       (110,095)     (317,463)     (137,878)        (9,785)     (923,259)     788,406
                                                 ------------  ------------  ------------   ------------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.......     33,797,028    22,345,386    36,462,302      7,825,682       415,492      711,495

NET ASSETS
   Beginning of year..........................    108,510,148    86,164,762    49,702,460     74,262,494    73,847,002   73,135,507
                                                 ------------  ------------  ------------   ------------  ------------  -----------
   End of year................................   $142,307,176  $108,510,148  $ 86,164,762   $ 82,088,176  $ 74,262,494  $73,847,002
                                                 ============  ============  ============   ============  ============  ===========

                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                              A14

                                                     SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                ZERO COUPON                                  PRUDENTIAL                             SMALL CAPITALIZATION
                 BOND 2005                                    JENNISON                                      STOCK
                 PORTFOLIO                                   PORTFOLIO                                    PORTFOLIO
 -----------------------------------------   ----------------------------------------   -------------------------------------
    1998          1997          1996           1998          1997          1996           1998         1997           1996
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  -----------
$  1,177,249  $  1,167,434  $  1,002,734   $   (635,561) $   (281,961) $    (85,477)  $    (50,110) $     10,328  $     53,279
      29,253       489,749       246,221      2,902,977     5,052,341             0      5,935,686     4,897,323       489,855
     164,197        71,812           290        453,639       525,215             0       (102,881)       46,921        (7,039)

   1,406,685       526,125    (1,505,763)    42,669,927    10,743,964     3,012,624     (7,230,189)    5,112,289     2,049,209
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------

   2,777,384     2,255,120      (256,518)    45,390,982    16,039,559     2,927,147     (1,447,494)   10,066,861     2,585,304
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------



   1,198,605    (1,177,300)    1,428,479     67,125,943    34,918,336    30,275,275     26,760,022    37,146,522    20,015,548
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------



     (11,329)     (648,770)      484,066          9,553      (773,643)      385,656       (201,407)     (151,200)      (22,002)
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------
   3,964,660       429,050     1,656,027    112,526,478    50,184,252    33,588,078     25,111,121    47,062,183    22,578,850


  23,248,981    22,819,931    21,163,904     91,431,111    41,246,859     7,658,781     75,467,339    28,405,156     5,826,306
------------  ------------  ------------   ------------  ------------  ------------   ------------  ------------  ------------
$ 27,213,641  $ 23,248,981  $ 22,819,931   $203,957,589  $ 91,431,111  $ 41,246,859   $100,578,460  $ 75,467,339  $ 28,405,156
============  ============  ============   ============  ============  ============   ============  ============  ============

                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A16 THROUGH A23

                                                              A15

                        NOTES TO FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT
                                December 31, 1998


NOTE 1:  GENERAL

         The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of Prudential Variable Appreciable Life ("PVAL") and Prudential Survivorship Preferred ("SVUL") contracts are invested in the Account.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifteen subaccounts within the Account available to PVAL and SVUL contract owners, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements are prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of the financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         Investments -- The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

         Security Transactions -- Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         Distributions Received -- Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.



                                      A16

NOTE 3:  INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

         The net asset value per share (rounded) for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 1998 were as follows:

                                                                                    PORTFOLIOS
                                                ----------------------------------------------------------------------------------
                                                    MONEY          DIVERSIFIED                         FLEXIBLE      CONSERVATIVE
                                                    MARKET            BOND            EQUITY           MANAGED         BALANCED
                                                --------------   --------------   --------------   --------------   --------------
         Number of shares:                          11,273,108       13,300,129       51,177,484       88,204,668       74,676,455
         Net asset value per share (rounded):   $        10.00   $        11.06   $        29.64   $        16.56   $        15.08
         Cost:                                  $  112,731,079   $  145,740,364   $1,245,561,920   $1,470,353,555   $1,105,257,789


                                                                              PORTFOLIOS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                     ZERO
                                                    COUPON            HIGH
                                                     BOND             YIELD            STOCK           EQUITY         NATURAL
                                                     2000             BOND             INDEX           INCOME         RESOURCES
                                                --------------   --------------   --------------   --------------   --------------

         Number of shares:                           1,567,216       12,867,179       22,412,857       22,676,693        8,410,339
         Net asset value per share (rounded):   $        12.74   $         7.21   $        37.74   $        20.03   $        11.98
         Cost:                                  $   19,800,887   $  102,198,960   $  432,406,040   $  398,053,240   $  131,521,429


                                                                              PORTFOLIOS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                                                       ZERO
                                                                                      COUPON                            SMALL
                                                                   GOVERNMENT          BOND          PRUDENTIAL     CAPITALIZATION
                                                    GLOBAL           INCOME            2005           JENNISON          STOCK
                                                --------------   --------------   --------------   --------------   --------------
         Number of shares:                           6,726,280        6,915,245        2,024,737        8,531,342        6,837,133
         Net asset value per share (rounded):   $        21.16   $        11.87   $        13.44   $        23.91   $        14.71
         Cost:                                  $  112,640,398   $   78,556,515   $   24,500,695   $  147,249,669   $  100,465,342

NOTE 4:  CONTRACT OWNER UNIT INFORMATION

         Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 1998 were as follows:

                                                                                    SUBACCOUNTS
                                                  ------------------------------------------------------------------------------
                                                      MONEY         DIVERSIFIED                     FLEXIBLE       CONSERVATIVE
                                                      MARKET            BOND         EQUITY          MANAGED        BALANCED
                                                    PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Units Outstanding (PVAL)      43,275,555      40,203,520     196,836,394     266,548,472     215,680,064
         Unit Value (PVAL) .....................  $      1.66471  $      2.31632  $      4.66450  $      3.37370  $      2.83251
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (PVAL) ..........  $   72,041,250  $   93,124,216  $  918,143,358  $  899,254,580  $  610,915,939
                                                  --------------  --------------  --------------  --------------  --------------

         Contract Owner Units Outstanding
           (PVAL $100,000+ face) ...............      18,469,132      23,157,212     130,171,874     170,317,986     186,242,003
         Unit Value (PVAL $100,000+ face) ......  $      1.61689  $      2.24914  $      4.53028  $      3.27632  $      2.75065
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (PVAL
           $100,000+ face) .....................  $   29,862,556  $   52,083,812  $  589,715,035  $  558,016,223  $  512,286,566
                                                  --------------  --------------  --------------  --------------  --------------

         Contract Owner Units Outstanding (SVUL)       9,533,065       1,604,230       5,533,875       2,370,679       2,109,337
         Unit Value (SVUL) .....................  $      1.13576  $      1.18871  $      1.60439  $      1.46183        $1.40340
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (SVUL) ..........  $   10,827,273  $    1,906,964  $    8,878,493  $    3,465,530  $    2,960,244
                                                  --------------  --------------  --------------  --------------  --------------

         TOTAL CONTRACT OWNER EQUITY ...........  $  112,731,079  $  147,114,992  $1,516,736,886  $1,460,736,333  $1,126,162,749
                                                  ==============  ==============  ==============  ==============  ==============


                                                                 A17

                                                                              SUBACCOUNTS (CONTINUED)
                                                  ------------------------------------------------------------------------------
                                                    ZERO COUPON     HIGH YIELD        STOCK          EQUITY          NATURAL
                                                     BOND 2000         BOND           INDEX          INCOME         RESOURCES
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Units Outstanding (PVAL)       4,582,436      23,784,077      93,930,360      75,321,133      27,332,575
         Unit Value (PVAL) .....................  $      2.59938  $      2.30936  $      5.63518  $      4.05205  $      2.18644
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (PVAL) ..........  $   11,911,491  $   54,925,995  $  529,314,487  $  305,204,997  $   59,761,036
                                                  --------------  --------------  --------------  --------------  --------------

         Contract Owner Units Outstanding
           (PVAL $100,000+ face) ...............       3,189,268      15,884,568      56,008,717      36,620,899      19,225,267
         Unit Value (PVAL $100,000+ face) ......  $      2.52397  $      2.24346  $      5.47186  $      3.93413  $      2.12355
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (PVAL
           $100,000+ face) .....................  $    8,049,617  $   35,636,392  $  306,471,859  $  144,071,378  $   40,825,817
                                                  --------------  --------------  --------------  --------------  --------------

         Contract Owner Units Outstanding (SVUL)             --        1,831,645       4,821,807       3,091,081         215,207
         Unit Value (SVUL) .....................             --   $      1.19180  $      2.08944  $      1.61592  $      0.92056
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (SVUL) ..........             --   $    2,182,955  $   10,074,877  $    4,994,941  $      198,111
                                                  --------------  --------------  --------------  --------------  --------------
         TOTAL CONTRACT OWNER EQUITY ...........  $   19,961,108  $   92,745,342  $  845,861,223  $  454,271,316  $  100,784,964
                                                  ==============  ==============  ==============  ==============  ==============

                                                                              SUBACCOUNTS (CONTINUED)
                                                  ------------------------------------------------------------------------------
                                                                                                                      SMALL
                                                                   GOVERNMENT      ZERO COUPON     PRUDENTIAL     CAPITALIZATION
                                                     GLOBAL          INCOME         BOND 2005       JENNISON          STOCK
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Units Outstanding (PVAL)      59,733,321      23,503,402       7,001,022      57,301,215      42,365,015
         Unit Value (PVAL) .....................  $      1.75630  $      2.14801  $      2.65130  $      2.54336  $      1.74567
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (PVAL) ..........  $  104,909,632  $   50,485,543  $   18,561,809  $  145,737,617  $   73,955,335
                                                  --------------  --------------  --------------  --------------  --------------

         Contract Owner Units Outstanding
           (PVAL $100,000+ face) ...............      18,348,364      14,941,197       3,336,001      20,322,932      11,948,496
         Unit Value (PVAL $100,000+ face) ......  $      1.73223  $      2.08688  $      2.57596  $      2.51579  $      1.72646
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (PVAL
           $100,000+ face) .....................  $   31,783,586  $   31,180,485  $    8,593,405  $   51,128,228  $   20,628,601
                                                  --------------  --------------  --------------  --------------  --------------

         Contract Owner Units Outstanding (SVUL)       3,609,961         352,577          47,480       3,235,344       3,942.469
         Unit Value (SVUL) .....................  $      1.55513  $      1.19732  $      1.23056  $      2.19196  $      1.52050
                                                  --------------  --------------  --------------  --------------  --------------
         Contract Owner Equity (SVUL) ..........  $    5,613,958  $      422,148  $       58,427  $    7,091,744  $    5,994,524
                                                  --------------  --------------  --------------  --------------  --------------
         TOTAL CONTRACT OWNER EQUITY ...........  $  142,307,176  $   82,088,176  $   27,213,641     203,957,589  $  100,578,460
                                                  =============   ==============  ==============  ==============  --------------


NOTE 5:  CHARGES AND EXPENSES

         A. Mortality Risk and Expense Risk Charges

            The mortality risk and expense risk charges, at an effective annual rate of 0.90%, is applied daily against the net assets representing equity of PVAL contract owners held in each subaccount. For contract owners investing in PVAL with face amounts of $100,000 or more the annual rate is 0.60%. For contract owners investing in SVUL the annual rate is 0.90%. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

         B. Deferred Sales Charge

            A deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.


                                      A18

         C. Partial Withdrawal Charge

            A charge is imposed by Prudential on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% for SVUL and PVUL and $15 or 2% for PVAL will be made in connection with each partial withdrawal of the cash surrender value of a contract.

         D. Expense Reimbursement

            PVAL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index Portfolio, 0.50% for the Equity Income Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios.

            SVUL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the portfolio of each of the Zero Coupon Bond Portfolios.

         E. Cost of Insurance Charges

            Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment for PVAL and PVUL, to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk.

NOTE 6:  TAXES

         Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

         The following amounts represent contract owner activity components for the years ended December 31, 1998 and 1997:

                                                                                                 SUBACCOUNTS
                                                                 ------------------------------------------------------------------
                                                                          MONEY MARKET                      DIVERSIFIED BOND
                                                                            PORTFOLIO                          PORTFOLIO
                                                                 ------------------------------      ------------------------------
                                                                     1998             1997              1998               1997
                                                                 ------------      ------------      ------------      ------------
         Contract Owner Net Payments ........................    $ 37,611,988      $ 43,029,352      $ 26,569,268      $ 27,918,752
         Policy Loans .......................................      (2,736,768)       (2,616,136)       (3,179,538)       (2,676,866)
         Policy Loan Repayment and Interest .................       1,950,095         1,685,370         1,591,062         1,259,455
         Surrenders, Withdrawals and Death Benefits .........      (9,187,944)      (11,469,314)       (7,722,756)       (7,179,534)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options ............................      (4,007,277)      (27,263,357)        3,018,103        (3,556,460)
         Administrative and Other Charges ...................      (8,713,945)      (10,301,958)      (10,752,740)      (11,908,704)
                                                                 ------------      ------------      ------------      ------------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...    $ 14,916,149      $ (6,936,043)     $  9,523,399      $  3,856,643
                                                                 ============      ============      ============      ============


                                                                                          SUBACCOUNTS (CONTINUED)
                                                                 -------------------------------------------------------------------
                                                                              EQUITY                        FLEXIBLE MANAGED
                                                                            PORTFOLIO                          PORTFOLIO
                                                                 ------------------------------      ------------------------------
                                                                     1998             1997              1998               1997
                                                                 ------------      ------------      ------------      ------------
         Contract Owner Net Payments ........................    $285,120,763      $293,586,658      $206,491,305      $230,098,301
         Policy Loans .......................................     (45,013,313)      (36,815,052)      (34,928,110)      (29,768,329)
         Policy Loan Repayment and Interest .................      21,138,295        15,156,086        17,294,994        13,061,811
         Surrenders, Withdrawals and Death Benefits .........     (97,071,175)      (79,836,234)      (79,498,303)      (69,955,243)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options ............................      (7,299,784)          281,061       (18,229,089)      (12,348,231)
         Administrative and Other Charges ...................    (131,817,860)     (137,177,962)     (106,307,492)     (115,580,696)
                                                                 ------------      ------------      ------------      ------------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...    $ 25,056,926      $ 55,194,557      $(15,176,695)     $ 15,507,613
                                                                 ============      ============      ============      ============

                                                                 A19

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS (CONTINUED)

                                                                                           SUBACCOUNTS (CONTINUED)
                                                                -------------------------------------------------------------------
                                                                    CONSERVATIVE BALANCED               ZERO COUPON BOND 2000
                                                                          PORTFOLIO                            PORTFOLIO
                                                                ------------------------------       ------------------------------
                                                                     1998            1997                1998              1997
                                                                -------------    -------------       -------------    -------------
         Contract Owner Net Payments ........................   $ 172,963,578    $ 193,920,159       $   3,242,362    $   4,066,622
         Policy Loans .......................................     (24,402,529)     (21,017,180)           (644,425)        (515,179)
         Policy Loan Repayment and Interest .................      13,921,518       10,130,000             360,153          224,553
         Surrenders, Withdrawals and Death Benefits .........     (68,346,109)     (68,407,322)         (1,526,453)      (1,236,692)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options ............................     (16,607,607)     (19,240,097)         (1,096,463)      (1,986,651)
         Administrative and Other Charges ...................     (91,363,858)    (100,869,775)         (1,619,003)      (1,957,807)
                                                                -------------    -------------       -------------    -------------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...   $ (13,835,007)   $  (5,484,215)      $  (1,283,829)   $  (1,405,154)
                                                                =============    =============       =============    =============


                                                                                           SUBACCOUNTS (CONTINUED)
                                                                -------------------------------------------------------------------
                                                                       HIGH YIELD BOND                       STOCK INDEX
                                                                          PORTFOLIO                           PORTFOLIO
                                                                ------------------------------       ------------------------------
                                                                     1998            1997                1998              1997
                                                                -------------    -------------       -------------    -------------
         Contract Owner Net Payments ........................   $  20,544,444    $  19,451,504       $ 139,848,176    $ 126,688,004
         Policy Loans .......................................      (2,652,877)      (2,378,667)        (21,632,900)     (15,814,797)
         Policy Loan Repayment and Interest .................       1,492,709        1,433,405           8,895,587        5,919,148
         Surrenders, Withdrawals and Death Benefits .........      (7,617,762)      (6,747,487)        (40,266,311)     (32,499,126)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options ............................         945,487       (2,355,030)         22,168,188       30,361,425
         Administrative and Other Charges ...................      (8,497,933)      (9,029,043)        (62,397,410)     (56,128,875)
                                                                -------------    -------------       -------------    -------------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...   $   4,214,068    $     374,682       $  46,615,330    $  58,525,779
                                                                =============    =============       =============    =============


                                                                                         SUBACCOUNTS (CONTINUED)
                                                                -------------------------------------------------------------------
                                                                        EQUITY INCOME                     NATURAL RESOURCES
                                                                          PORTFOLIO                           PORTFOLIO
                                                                ------------------------------       ------------------------------
                                                                     1998            1997                1998              1997
                                                                -------------    -------------       -------------    -------------
         Contract Owner Net Payments ........................   $  95,299,141    $  79,016,436       $  29,732,123    $  35,927,519
         Policy Loans .......................................     (12,921,751)      (9,558,454)         (3,757,335)      (4,989,959)
         Policy Loan Repayment and Interest .................       5,682,713        3,893,428           2,389,809        2,524,073
         Surrenders, Withdrawals and Death Benefits .........     (27,141,623)     (21,564,128)         (9,543,364)     (10,791,367)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options ............................       9,043,514       21,482,832         (15,621,028)      (3,663,884)
         Administrative and Other Charges ...................     (40,729,679)     (36,599,080)        (11,289,685)     (16,073,256)
                                                                -------------    -------------       -------------    -------------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...   $  29,232,315    $  36,671,034       $  (8,089,480)   $   2,933,126
                                                                =============    =============       =============    =============

                                                                 A20

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS (CONTINUED)

                                                                                           SUBACCOUNTS (CONTINUED)
                                                                -------------------------------------------------------------------
                                                                            GLOBAL                         GOVERNMENT INCOME
                                                                          PORTFOLIO                            PORTFOLIO
                                                                ------------------------------       ------------------------------
                                                                     1998            1997                1998              1997
                                                                -------------    -------------       -------------    -------------
         Contract Owner Net Payments ........................   $  35,377,261    $  34,211,689       $  13,880,043    $  15,732,416
         Policy Loans .......................................      (3,157,015)      (2,628,076)         (1,989,148)      (1,668,544)
         Policy Loan Repayment and Interest .................       1,774,955        1,262,980             898,042          767,258
         Surrenders, Withdrawals and Death Benefits .........      (8,032,750)      (7,075,480)         (5,652,510)      (5,308,280)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options ............................      (6,124,691)       4,870,997           1,151,981       (6,634,816)
         Administrative and Other Charges ...................     (12,788,521)     (13,085,971)         (6,654,093)      (7,709,072)
                                                                -------------    -------------       -------------    -------------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...   $   7,049,239    $  17,556,139       $   1,634,315    $  (4,821,038)
                                                                =============    =============       =============    =============


                                                                                     SUBACCOUNTS (CONTINUED)
                                                                -------------------------------------------------------------------
                                                                     ZERO COUPON BOND 2005                PRUDENTIAL JENNISON
                                                                           PORTFOLIO                           PORTFOLIO
                                                                ------------------------------       ------------------------------
                                                                     1998            1997                1998              1997
                                                                -------------    -------------       -------------    -------------
         Contract Owner Net Payments ........................   $   4,711,062    $   5,574,118       $  57,263,567    $  34,294,641
         Policy Loans .......................................        (669,881)        (467,791)         (4,014,420)      (1,732,453)
         Policy Loan Repayment and Interest .................         324,154          216,018           1,563,575          744,576
         Surrenders, Withdrawals and Death Benefits .........      (1,903,102)      (1,546,854)         (7,435,590)      (3,227,110)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options ............................       1,015,999       (2,416,503)         39,232,682       16,630,147
         Administrative and Other Charges ...................      (2,279,627)      (2,536,288)        (19,483,871)     (11,791,465)
                                                                -------------    -------------       -------------    -------------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...   $   1,198,605    $  (1,177,300)      $  67,125,943    $  34,918,336
                                                                =============    =============       =============    =============


                                                                    SUBACCOUNTS (CONTINUED)
                                                                  ----------------------------
                                                                   SMALL CAPITALIZATION STOCK
                                                                           PORTFOLIO
                                                                  ----------------------------
                                                                      1998            1997
                                                                  -----------      -----------
         Contract Owner Net Payments.........................     $36,924,377      $24,433,471
         Policy Loans........................................      (2,138,180)      (1,222,173)
         Policy Loan Repayment and Interest..................       1,083,949          675,140
         Surrenders, Withdrawals and Death Benefits..........      (4,861,386)      (2,326,066)
         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options.............................       7,146,825       23,570,817
         Administrative and Other Charges....................     (11,395,563)      (7,984,667)
                                                                  -----------      -----------
         Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers ...     $26,760,022      $37,146,522
                                                                  ===========      ===========

NOTE 8:  NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

         The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Prudential to (from) the Account. Effective October 13, 1998 Prudential no longer maintains a position in the account. Previously, Prudential maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.


                                       A21

NOTE 9:  UNIT ACTIVITY

         Transactions in units (including transfers among subaccounts) for the years ended December 31, 1998 and 1997 were as follows:

                                                                                 SUBACCOUNTS
                                         --------------------------------------------------------------------------------------
                                                   MONEY                        DIVERSIFIED
                                                   MARKET                           BOND                      EQUITY
                                                 PORTFOLIO                       PORTFOLIO                   PORTFOLIO
                                         --------------------------    --------------------------    --------------------------
                                             1998          1997           1998           1997           1998           1997
                                         -----------    -----------    -----------    -----------    -----------    -----------
         Contract Owner Contributions:    69,014,332     65,667,687     19,897,577     16,213,787     81,572,816     92,473,729
           Contract Owner Redemptions:   (57,752,616)   (69,425,851)   (15,092,779)   (14,250,810)   (74,174,443)   (76,628,697)


                                                                        SUBACCOUNTS (CONTINUED)
                                         -------------------------------------------------------------------------------------
                                                  FLEXIBLE                      CONSERVATIVE                ZERO COUPON
                                                  MANAGED                         BALANCED                   BOND 2000
                                                 PORTFOLIO                       PORTFOLIO                   PORTFOLIO
                                         --------------------------    --------------------------     ------------------------
                                            1998            1997           1998           1997           1998           1997
                                         -----------    -----------    -----------    -----------     ----------     ----------
         Contract Owner Contributions:    76,938,185     93,973,164     78,380,210     93,048,913      1,980,913      1,934,757
           Contract Owner Redemptions:   (81,055,189)   (87,813,519)   (82,911,926)   (94,880,956)    (2,493,753)    (2,549,332)


                                                                           SUBACCOUNTS (CONTINUED)
                                         -------------------------------------------------------------------------------------
                                                 HIGH YIELD                      STOCK
                                                    BOND                         INDEX                    EQUITY INCOME
                                                 PORTFOLIO                     PORTFOLIO                    PORTFOLIO
                                         --------------------------    --------------------------    -------------------------
                                            1998            1997           1998           1997           1998          1997
                                         -----------    -----------    -----------    -----------    -----------    -----------
         Contract Owner Contributions:    19,318,322     17,186,033     45,264,098     50,408,149     34,330,488     34,569,866
           Contract Owner Redemptions:   (16,933,871)   (16,878,090)   (34,390,053)   (34,222,528)   (26,544,454)   (24,004,754)


                                                                           SUBACCOUNTS (CONTINUED)
                                         -------------------------------------------------------------------------------------
                                                  NATURAL                                                    GOVERNMENT
                                                 RESOURCES                       GLOBAL                        INCOME
                                                 PORTFOLIO                     PORTFOLIO                      PORTFOLIO
                                         --------------------------    --------------------------    -------------------------
                                             1998          1997           1998           1997           1998           1997
                                         -----------    -----------    -----------    -----------    -----------    -----------
         Contract Owner Contributions:    15,093,093     18,586,440     32,534,226     37,198,997     12,383,025     10,260,445
           Contract Owner Redemptions:   (18,219,964)   (17,455,643)   (27,960,335)   (24,567,571)   (11,507,261)   (12,866,478)


                                                                           SUBACCOUNTS (CONTINUED)
                                          ------------------------------------------------------------------------------------
                                                                                                               SMALL
                                                                                                           CAPITALIZATION
                                            ZERO COUPON BOND 2005          PRUDENTIAL JENNISON                 STOCK
                                                 PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                          -------------------------    --------------------------    -------------------------
                                             1998           1997          1998           1997           1998           1997
                                          ----------     ----------    -----------    -----------    -----------    -----------
         Contract Owner Contributions:     3,651,972      2,986,424     53,654,104     36,782,725     38,172,591     38,237,386
           Contract Owner Redemptions:    (3,174,685)    (3,539,701)   (22,113,796)   (16,099,947)   (22,883,043)   (15,077,042)

                                                                 A22

NOTE 10: PURCHASES AND SALES OF INVESTMENTS

         The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 1998 were as follows:

                                                                        PORTFOLIOS
                                  ---------------------------------------------------------------------------------------
                                      MONEY           DIVERSIFIED                           FLEXIBLE         CONSERVATIVE
                                     MARKET              BOND              EQUITY            MANAGED           BALANCED
                                  ------------       ------------       ------------       ------------      ------------
         Purchases .........      $ 57,177,894       $ 15,015,417       $ 72,079,382       $ 16,973,713      $ 11,684,173
         Sales .............      $(44,818,980)      $ (6,242,732)      $(55,820,468)      $(40,983,032)     $(32,494,317)


                                                                   PORTFOLIOS (CONTINUED)
                                  ----------------------------------------------------------------------------------------
                                   ZERO COUPON        HIGH YIELD           STOCK              EQUITY            NATURAL
                                    BOND 2000            BOND              INDEX              INCOME           RESOURCES
                                  ------------       ------------       ------------       ------------       ------------
         Purchases .........      $  1,220,018       $ 19,316,751       $ 67,429,443       $ 43,196,936       $  2,582,880
         Sales .............      $ (2,582,019)      $(15,842,603)      $(25,048,171)      $(16,697,526)      $(11,602,393)


                                                                    PORTFOLIOS (CONTINUED)
                                  -----------------------------------------------------------------------------------------
                                                                                                                 SMALL
                                                      GOVERNMENT         ZERO COUPON        PRUDENTIAL       CAPITALIZATION
                                     GLOBAL             INCOME            BOND 2005          JENNISON            STOCK
                                  ------------       ------------       ------------       ------------       ------------
         Purchases .........      $ 16,771,209       $  8,068,432       $  2,927,654       $ 69,593,982       $ 34,436,602
         Sales .............      $(10,675,075)      $ (6,975,097)      $ (1,818,752)      $ (3,377,329)      $ (8,456,285)

NOTE 11: RELATED PARTY TRANSACTIONS

         Prudential has purchased multiple PVAL contracts insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were no net premium payments for the year ended December 31, 1998. Equity of contract owners in the Flexible Managed subaccount at December 31, 1998 includes approximately $259.7 million owned by Prudential.


                                       A23

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the Variable Appreciable Life Subaccounts of the Prudential Variable Appreciable Account and the Board of Directors of The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, Zero Coupon Bond 2000 Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio) of the Variable Appreciable Life Subaccounts of the Prudential Variable Appreciable Account at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned at December 31, 1998, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
March 19, 1999



                                       A24



      THE PRUDENTIAL INSURANCE
      COMPANY OF AMERICA


      CONSOLIDATED FINANCIAL STATEMENTS AND
      REPORT OF INDEPENDENT ACCOUNTANTS
      DECEMBER 31, 1998 AND 1997

                           REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.






/s/ PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1998 AND 1997 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                                          1998             1997
                                                                                                          ----             ----
ASSETS
  Fixed maturities:
     Available for sale, at  fair value (amortized cost, 1998: $76,997; 1997: $71,496)                $  80,158         $  75,270
     Held to maturity, at amortized cost (fair value, 1998: $17,906; 1997: $19,894)                      16,848            18,700
  Trading account assets, at fair value                                                                   8,888             6,347
  Equity securities, available for sale, at fair value (cost, 1998: $2,583; 1997: $2,376)                 2,759             2,810
  Mortgage loans on real estate                                                                          16,495            16,004
  Investment real estate                                                                                    801             1,519
  Policy loans                                                                                            7,476             7,034
  Securities purchased under agreements to resell                                                        10,252             8,661
  Cash collateral for borrowed securities                                                                 5,622             5,047
  Other long-term investments                                                                             2,658             2,489
  Short-term investments                                                                                  9,781            12,106
                                                                                                      ---------         ---------
     Total investments                                                                                  161,738           155,987

  Cash                                                                                                    1,943             1,859
  Accrued investment income                                                                               1,795             1,909
  Broker-dealer related receivables                                                                      10,142             8,442
  Deferred policy acquisition costs                                                                       6,462             6,083
  Other assets                                                                                           15,721            11,452
  Separate Account assets                                                                                81,621            73,839
                                                                                                      ---------         ---------
TOTAL ASSETS                                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========
LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits                                                                               $ 69,129          $ 67,367
  Policyholders' account balances                                                                        30,974            33,246
  Unpaid claims and claim adjustment expenses                                                             3,860             4,864
  Policyholders' dividends                                                                                1,444             1,269
  Securities sold under agreements to repurchase                                                         21,486            12,347
  Cash collateral for loaned securities                                                                   7,132            14,117
  Income taxes payable                                                                                      785               500
  Broker-dealer related payables                                                                          6,530             3,338
  Securities sold but not yet purchased                                                                   5,771             3,648
  Other liabilities                                                                                      16,169            14,659
  Short-term debt                                                                                        10,082             6,774
  Long-term debt                                                                                          4,734             4,273
  Separate Account liabilities                                                                           80,931            73,451
                                                                                                      ---------         ---------
           Total liabilities                                                                            259,027           239,853
                                                                                                      ---------         ---------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 16)
EQUITY
  Accumulated other comprehensive income                                                                  1,232             1,661
  Retained earnings                                                                                      19,163            18,057
                                                                                                      ---------         ---------
            Total equity                                                                                 20,395            19,718
                                                                                                      ---------         ---------
TOTAL LIABILITIES AND EQUITY                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                              1998        1997        1996
                                                              ----        ----        ----
REVENUES
  Premiums                                                  $  9,024    $  9,005    $  9,999
  Policy charges and fee income                                1,462       1,434       1,490
  Net investment income                                        9,520       9,456       9,461
  Realized investment gains, net                               2,630       2,168       1,128
  Commissions and other income                                 4,451       4,481       4,512
                                                            --------    --------    --------
           Total revenues                                     27,087      26,544      26,590
                                                            --------    --------    --------
BENEFITS AND EXPENSES
  Policyholders' benefits                                      9,976      10,076      11,094
  Interest credited to policyholders' account balances         1,806       2,044       2,251
  Dividends to policyholders                                   2,478       2,422       2,339
  General and administrative expenses                          9,720       8,992       8,956
  Sales practices remedies                                       510       1,640         410
                                                            --------    --------    --------
           Total benefits and expenses                        24,490      25,174      25,050
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES          2,597       1,370       1,540
                                                            --------    --------    --------
  Income taxes
    Current                                                    1,185         101         556
    Deferred                                                    (215)        306        (376)
                                                            --------    --------    --------
                                                                 970         407         180
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS                              1,627         963       1,360
                                                            --------    --------    --------
DISCONTINUED OPERATIONS
  Loss from Healthcare operations, net of taxes                 (298)       (353)       (282)
  Loss on disposal of Healthcare operations, net of taxes       (223)       --          --
                                                            --------    --------    --------
    Net loss from discontinued operations                       (521)       (353)       (282)
                                                            --------    --------    --------
NET INCOME                                                  $  1,106    $    610    $  1,078
                                                            ========    ========    ========



                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                             ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                     ------------------------------------------------------
                                                       FOREIGN        NET                      TOTAL
                                                      CURRENCY     UNREALIZED   PENSION   ACCUMULATED OTHER
                                                     TRANSLATION   INVESTMENT  LIABILITY    COMPREHENSIVE      RETAINED      TOTAL
                                                     ADJUSTMENTS     GAINS     ADJUSTMENT      INCOME          EARNINGS     EQUITY
                                                     -------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1996                                $ (24)      $ 2,397       $  --       $ 2,373        $ 16,369     $ 18,742
Comprehensive income (loss):
  Net income                                                                                                    1,078        1,078
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (32)                                    (32)                         (32)
     Change in net unrealized investment gains                       (1,261)                   (1,261)                      (1,261)
     Additional pension liability adjustment                                         (4)           (4)                          (4)
                                                                                                                          --------
  Other comprehensive income (loss)                                                                                         (1,297)
                                                                                                                          --------
Total comprehensive income (loss)                                                                                             (219)
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1996                                (56)        1,136          (4)        1,076          17,447       18,523
Comprehensive income:
  Net income                                                                                                      610          610
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (29)                                    (29)                         (29)
     Change in net unrealized investment gains                          616                       616                          616
     Additional pension liability adjustment                                         (2)           (2)                          (2)
                                                                                                                          --------
  Other comprehensive income                                                                                                   585
                                                                                                                          --------
Total comprehensive income                                                                                                   1,195
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                                (85)        1,752          (6)        1,661          18,057       19,718
Comprehensive income:
  Net income                                                                                                    1,106        1,106
  Other comprehensive income, net of tax:
     Change in foreign currency translation
       adjustments                                         54                                      54                           54
     Change in net unrealized investment gains                         (480)                     (480)                        (480)
     Additional pension liability adjustment                                         (3)           (3)                          (3)
                                                                                                                          --------
  Other comprehensive income                                                                                                  (429)
                                                                                                                          --------
Total comprehensive income                                                                                                     677
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                              $ (31)      $ 1,272        $ (9)      $ 1,232        $ 19,163     $ 20,395
                                                     =============================================================================


                   SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                       1998         1997        1996
                                                                       ----         ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $   1,106    $     610    $   1,078
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                 (2,660)      (2,209)      (1,138)
        Policy charges and fee income                                    (135)        (258)        (208)
        Interest credited to policyholders' account balances            1,806        2,044        2,251
        Depreciation and amortization                                     305          258          266
        Loss (gain) on disposal of businesses                             223         --           (116)
        Change in:
           Deferred policy acquisition costs                             (165)        (142)        (122)
           Future policy benefits and other insurance liabilities         584        2,762        2,471
           Securities purchased under agreements to resell             (1,591)      (3,314)        (217)
           Trading account assets                                      (2,540)      (1,825)        (433)
           Income taxes receivable/payable                                594       (1,391)        (937)
           Cash collateral for borrowed securities                       (575)      (2,631)        (332)
           Cash collateral for securities loaned (net)                 (6,985)       5,668        2,891
           Broker-dealer related receivables/payables                   1,495         (672)        (607)
           Securities sold but not yet purchased                        2,122        1,633          251
           Securities sold under agreements to repurchase               9,139        4,844         (490)
         Other, net                                                    (5,168)       4,142       (1,334)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM OPERATING ACTIVITIES                    (2,445)       9,519        3,274
                                                                    ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                          123,151      123,550      123,368
        Fixed maturities, held to maturity                              4,466        4,042        4,268
        Equity securities, available for sale                           2,792        2,572        2,162
        Mortgage loans on real estate                                   4,839        4,299        5,731
        Investment real estate                                          1,364        1,842          615
        Other long-term investments                                     1,848        5,081        3,203
        Disposal of businesses                                           --           --             52
  Payments for the purchase of:
        Fixed maturities, available for sale                         (126,742)    (129,854)    (125,093)
        Fixed maturities, held to maturity                             (2,244)      (2,317)      (2,844)
        Equity securities, available for sale                          (2,547)      (2,461)      (2,384)
        Mortgage loans on real estate                                  (4,885)      (3,363)      (1,906)
        Investment real estate                                            (31)        (241)        (142)
        Other long-term investments                                    (1,415)      (4,148)      (2,060)
  Short-term investments (net)                                          2,145       (2,848)      (1,915)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM INVESTING ACTIVITIES                     2,741       (3,846)       3,055
                                                                    ---------    ---------    ---------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                        1998         1997       1996
                                                        ----         ----       ----
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits                       6,955       5,020       2,676
  Policyholders' account withdrawals                  (11,111)     (9,873)     (8,099)
  Net increase in short-term debt                       2,422         305         583
  Proceeds from the issuance of long-term  debt         1,940         324          93
  Repayments of long-term debt                           (418)       (464)     (1,306)
                                                     --------    --------    --------
           CASH FLOWS USED IN FINANCING ACTIVITIES       (212)     (4,688)     (6,053)
                                                     --------    --------    --------
NET INCREASE IN CASH                                       84         985         276

CASH, BEGINNING OF YEAR                                 1,859         874         598
                                                     --------    --------    --------
CASH, END OF YEAR                                    $  1,943    $  1,859    $    874
                                                     ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid                                    $    163    $    968    $    793
                                                     --------    --------    --------
Interest paid                                        $    864    $    708    $    595
                                                     --------    --------    --------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS

     The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide financial services throughout the United States and several locations worldwide. The Company's businesses provide a full range of insurance, investment, securities brokerage and other financial products and services to both retail consumers and institutions. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

     DEMUTUALIZATION

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified voters and regulatory approval. There can be no assurance that the Company will demutualize or, if it does so, when demutualization will occur.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, and its consolidated subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENTS

     FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

     TRADING ACCOUNT ASSETS AND SECURITIES SOLD BUT NOT YET PURCHASED are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

     EQUITY SECURITIES, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, and the effects on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and, for performing loans collectively evaluated, a portfolio review. The loan specific review includes consideration of expected future cash flows relative to outstanding balances. The portfolio review includes consideration of the composition of the loan portfolio, current economic conditions, past results, current trends, the estimated aggregate value of the underlying collateral, and other relevant environmental factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans, identified in management's specific review of probable loan losses, are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

     Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

     INVESTMENT REAL ESTATE to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate the carrying value may not be recoverable. In reviewing recoverability, an impairment loss is recognized for an other than temporary decline in value to the extent the reduction in carrying values of investment real estate exceeds estimated undiscounted future cash flows. Charges relating to real estate to be disposed of and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties.

     POLICY LOANS are carried at unpaid principal balances.

     SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased or resold is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

     SECURITIES BORROWED AND SECURITIES LOANED are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

     OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

     SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

     REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the lower of depreciated cost or fair value less selling costs of investment real estate held for sale are recorded in "Realized investment gains, net."

     CASH

     Cash includes cash on hand, amounts due from banks, and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

     For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised. The average rate of assumed investment yield in estimating expected gross margins was 9.97%, 9.39%, and 8.39% for 1998, 1997 and 1996, respectively. Deferred policy acquisition costs related to non-participatory term insurance are amortized over the expected life of the contracts in proportion to the premium income.

     For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     For disability insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

     POLICYHOLDERS' DIVIDENDS

     The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES

     Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

     OTHER ASSETS AND OTHER LIABILITIES

     Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables and reserves for sales practice remediation costs.

     INSURANCE REVENUE AND EXPENSE RECOGNITION

     Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

     Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

     For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

     Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are recorded, net of related hedge gains and losses and income taxes, as "Other comprehensive income," a separate component of equity.

     COMMISSIONS AND OTHER INCOME

     Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's broker-dealer subsidiary.

     DERIVATIVE FINANCIAL INSTRUMENTS

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and those used by the Company include swaps, futures, forwards and options contracts. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

     To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

     DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose subsidiary to meet the needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

     Derivatives held for trading are recorded at fair value in "Trading account assets," "Other liabilities" or "Receivables from/Payables to broker-dealer clients" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

     DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the investing activities section in the Consolidated Statements of Cash Flows.

     INCOME TAXES

     The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

     Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and was applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delayed the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company adopted the delayed provisions of SFAS 125 in 1998. The adoption of SFAS 125 did not have a material impact on the Company's results of operations or financial position.

     During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statements of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

     During 1998, the Company adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which was issued by the FASB in February 1998. This statement standardizes the disclosure requirements for pensions and other postretirement benefits, requires additional information on changes in the benefit obligations and fair values of plan assets and eliminates certain disclosures. This statement is limited to changes in reporting and presentation and does not change recognition or measurement of pension or other postretirement benefit plans. Therefore, its adoption did not affect the Company's financial position or results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     On January 1, 1998, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 did not have a material effect on the Company's financial condition or results of operations. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

     SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

     Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

     In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
     Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

     RECLASSIFICATIONS

     Certain amounts in prior years have been reclassified to conform to current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS

     In December 1998, the Company entered into a definitive agreement to sell its HealthCare business to Aetna Inc. ("Aetna"). Included in this transaction are the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") businesses. The transaction was approved by the boards of directors of both companies and is expected to be completed in the second quarter of 1999, subject to review by federal antitrust authorities and approval by state regulators, and other customary closing conditions. Proceeds from the sale will consist of $500 million of cash and $500 million of Aetna three year senior notes.

     Loss from operations of discontinued businesses for 1998 includes results through December 31, 1998 (the measurement date). The Statements of Operations for 1997 and 1996 have been restated to conform with the 1998 presentation. Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations. The following table presents the results of operations and the loss on the disposal of the Company's HealthCare business, determined as of the measurement date, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 and 1996 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.

                                                            1998        1997        1996
                                                          ---------   ---------   ---------
                                                                   (In Millions)
     Revenues                                             $  7,461    $ 10,305    $  9,187
     Policyholder benefits                                  (6,064)     (8,484)     (7,711)
     General and administrative expenses                    (1,822)     (2,364)     (1,921)
                                                          ---------   ---------   ---------
     Loss before income taxes                                 (425)       (543)       (445)
     Income tax benefit                                        127         190         163
                                                          ---------   ---------   ---------
     Loss from operations                                     (298)       (353)       (282)
     Loss on disposal, net of tax benefit of $131             (223)          -           -
                                                          ---------   ---------   ---------
     Loss from discontinued operations, net of taxes      $   (521)   $   (353)   $   (282)
                                                          =========   =========   =========

     The loss on disposal includes anticipated operating losses to be incurred by the HealthCare business subsequent to the measurement date through the expected date of the sale, as well as estimates of other costs the Company will incur in connection with the disposition of the HealthCare business. Actual amounts may differ from these estimates. These include costs attributable to facilities closure and systems terminations, severance, payments to Aetna related to the ASO business, and estimated payments in connection with an agreement covering the fully insured medical and dental business. The latter agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the agreement for the years 1999 and 2000. The loss on disposition was reduced by the estimated impact of expected modifications of certain pension and other postretirement benefit plans in which employees of the HealthCare business participate. This amount includes curtailment gains and the cost of termination benefits. (See Note 9.)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS (CONTINUED)

     The following table presents the assets and liabilities pertaining to the Company's HealthCare business at December 31, 1998 which are included in the Company's Consolidated Statements of Financial Position.

                                                    (In Millions)

     Cash and investments                              $ 1,652
     Other assets                                        1,030
                                                       -------
     Total assets                                        2,682

     Future policy benefits                              1,241
     Other liabilities                                   1,105
                                                       -------
     Total liabilities                                   2,346
                                                       -------

     Net assets                                        $   336
                                                       =======


4.   INVESTMENTS

     FIXED MATURITIES AND EQUITY SECURITIES

     The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                            1998
                                                             -------------------------------------------------------------
                                                                                  GROSS           GROSS
                                                              AMORTIZED        UNREALIZED      UNREALIZED       ESTIMATED
                                                                 COST             GAINS          LOSSES         FAIR VALUE
                                                             ----------        ----------      ----------       ----------
                                                                                       (In Millions)
     FIXED MATURITIES AVAILABLE FOR SALE
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  5,761          $    580         $     9         $  6,332

     Obligations of U.S. states and
       their political subdivisions                             2,672               204               1            2,875

     Foreign government bonds                                   3,156               253              52            3,357

     Corporate securities                                      57,373             2,545             553           59,365

     Mortgage-backed securities                                 7,935               208              14            8,129

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 76,997          $  3,790         $   629         $ 80,158
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,583          $    472         $   296         $  2,759
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                          1998
                                                             ------------------------------------------------------------
                                                                               GROSS            GROSS
                                                              AMORTIZED     UNREALIZED        UNREALIZED        ESTIMATED
                                                                 COST          GAINS            LOSSES         FAIR VALUE
                                                             ----------     ----------        ----------       ----------
     FIXED MATURITIES HELD TO MATURITY                                              (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies               $    5          $     -           $     -           $    5

     Obligations of U.S. states and
        their political subdivisions                               62                2                 1               63

     Foreign government bonds                                      31                4                 -               35

     Corporate securities                                      16,699            1,096                49           17,746

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                        50                6                 -               56
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 16,848         $  1,108           $    50         $ 17,906
                                                             ============================================================


                                                                                        1997
                                                           -------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED       UNREALIZED       ESTIMATED
                                                               COST             GAINS           LOSSES         FAIR VALUE
                                                            ---------        ----------       -----------      ----------
     FIXED MATURITIES AVAILABLE FOR SALE                                           (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  9,071          $    671          $    -         $  9,742

     Obligations of U.S. states and
       their political subdivisions                             1,529               152               -            1,681

     Foreign government bonds                                   3,177               218              17            3,378

     Corporate securities                                      50,043             2,611             144           52,510

     Mortgage-backed securities                                 7,576               288               5            7,859

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 71,496         $   3,940         $   166        $  75,270
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,376          $    680         $   246         $  2,810
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                         1997
                                                           ---------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                               COST             GAINS            LOSSES         FAIR VALUE
                                                           -----------       ----------        -----------      ----------
                                                                                     (In Millions)
     FIXED MATURITIES HELD TO MATURITY
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies              $    88          $     -           $     -          $    88

     Obligations of U.S. states and
        their political subdivisions                              152                4                 1              155

     Foreign government bonds                                      33                5                 -               38

     Corporate securities                                      18,282            1,212                34           19,460

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                       144                8                 -              152
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 18,700         $  1,229           $    35         $ 19,894
                                                             ============================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1998, is shown below:

                                                        AVAILABLE FOR SALE                HELD TO MATURITY
                                                    ----------------------------        -----------------------
                                                                    ESTIMATED                        ESTIMATED
                                                    AMORTIZED          FAIR             AMORTIZED       FAIR
                                                      COST            VALUE               COST         VALUE
                                                    ------------  --------------        -----------  ----------
                                                              (In Millions)                 (In Millions)
     Due in one year or less                        $   2,638       $    2,644          $    730     $    736
     Due after one year through five years             17,551           17,874             4,326        4,465
     Due after five years through ten years            19,523           19,976             6,783        7,162
     Due after ten years                               29,350           31,535             5,008        5,542
     Mortgage-backed securities                         7,935            8,129                 1            1
                                                    ---------       ----------          --------     --------
            Total                                   $  76,997       $   80,158          $ 16,848     $ 17,906
                                                    =========       ==========          ========     ========

     Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

     Proceeds from the repayment of held to maturity fixed maturities during 1998, 1997 and 1996 were $4,466 million, $4,042 million and $4,268 million, respectively. Gross gains of $135 million, $62 million and $78 million, and gross losses of $2 million, $1 million and $7 million, were realized on prepayment of held to maturity fixed maturities during 1998, 1997 and 1996, respectively.

     Proceeds from the sale of available for sale fixed maturities during 1998, 1997 and 1996 were $119,096 million, $120,604 million and $121,910 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1998, 1997 and 1996 were $ 4,055 million, $2,946 million and $1,458 million, respectively. Gross gains of $1,765 million, $1,310 million and $1,562 million and gross losses of $443 million, $639 million and $1,026 million were realized on sales and prepayments of available for sale fixed maturities during 1998, 1997 and 1996, respectively.

     Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $96 million, $13 million and $54 million for the years 1998, 1997 and 1996, respectively.

     During the years ended December 31, 1998 and December 31, 1997, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $73 million and $27 million, respectively with gross unrealized investment losses of $.4 million and gross unrealized investment gains of $.6 million included during the years ended December 31, 1998 and 1997, respectively, in "Accumulated other comprehensive income" at the time of the transfer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:


                               AMOUNT     PERCENTAGE      AMOUNT      PERCENTAGE
                            (IN MILLIONS)  OF TOTAL    (IN MILLIONS)   OF TOTAL
                            ------------- ----------   -------------  ----------
                                        1998                       1997
                            ------------------------   -------------------------
     Office buildings         $  4,267       25.2%       $  4,692       28.5%
     Retail stores               3,021       17.9%          3,078       18.7%
     Residential properties        716        4.2%            891        5.4%
     Apartment complexes         4,362       25.8%          3,551       21.6%
     Industrial buildings        1,989       11.8%          1,958       11.9%
     Agricultural properties     1,936       11.4%          1,666       10.1%
     Other                         631        3.7%            618        3.8%
                              --------      -----        --------      -----
       Subtotal                 16,922      100.0%         16,454      100.0%
                                            =====                      =====
     Allowance for losses         (427)                      (450)
                              --------                   --------
     Net carrying value       $ 16,495                   $ 16,004
                              ========                   ========

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.8%) and New York (9.5%) at December 31, 1998. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $87 million and $225 million at December 31, 1998 and 1997, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                 1998       1997       1996
                                                 -----      -----      -----
                                                        (In Millions)

     Allowance for losses, beginning of year     $ 450      $ 515      $ 862
     Additions charged to operations               -          -          -
     Release of allowance for losses               -          (41)      (247)
     Charge-offs, net of recoveries                (23)       (24)      (100)
                                                 -----      -----      -----
     Allowance for losses, end of year           $ 427      $ 450      $ 515
                                                 =====      =====      =====


     The $41 million and $247 million reductions of the mortgage loan allowance for losses in 1997 and 1996, respectively, are primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     Impaired mortgage loans identified in management's specific review of probable loan losses and related allowance for losses at December 31, are as follows:

                                                             1998        1997
                                                            -------     -------
                                                              (In Millions)

     Impaired mortgage loans with allowance for losses      $   149     $   330
     Impaired mortgage loans with no allowance for losses       924       1,303
     Allowance for losses                                       (45)        (97)
                                                            -------     -------
     Net carrying value of impaired mortgage loans          $ 1,028     $ 1,536
                                                            =======     =======

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $1,329 million, $2,102 million and $2,842 million during 1998, 1997 and 1996, respectively. Net investment income recognized on these loans totaled $94 million, $140 million and $265 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     INVESTMENT REAL ESTATE

     The Company's "Investment real estate" of $801 million and $1,519 million at December 31, 1998 and 1997, respectively, is held through direct ownership. Of the Company's real estate, $675 million and $1,490 million consists of commercial and agricultural assets held for disposal at December 31, 1998 and 1997, respectively. Impairment losses aggregated $8 million, $40 million and $38 million for the years ended December 31, 1998, 1997 and 1996, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3,135 million and $2,783 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $3,727 million and $2,352 million at December 31, 1998 and 1997, respectively, were held in voluntary trusts. Of this amount, $3,131 million and $1,801 million at December 31, 1998 and 1997, respectively, related to the multi-state policyholder settlement as described in Note 16. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $403 million and $632 million at December 31, 1998 and 1997, respectively, were maintained as compensating balances, which do not legally restrict the use of the funds, or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $2,366 million and $1,835 million at December 31, 1998 and 1997, respectively, were included in the consolidated financial statements in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $2,658 million and $2,489 million as of December 31, 1998 and 1997, respectively, are comprised of $1,007 million and $1,498 million in real estate related interests and $1,651 million and $991 million of non-real estate related interests. The Company's share of net income from such entities was $285 million, $411 million and $245 million for 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities - available for sale               $  5,366      $  5,074      $  4,871
     Fixed maturities - held to maturity                    1,406         1,622         1,793
     Trading account assets                                   677           504           444
     Equity securities  - available for sale                   54            52            81
     Mortgage loans on real estate                          1,525         1,555         1,690
     Investment real estate                                   230           565           685
     Policy loans                                             410           396           384
     Securities purchased under agreements to resell           18            15            11
     Receivables from broker-dealer clients                   836           706           579
     Short-term investments                                   725           697           702
     Other investment income                                  415           520           559
                                                         --------      --------      --------
     Gross investment income                               11,662        11,706        11,799
     Less investment expenses                              (2,035)       (2,038)       (2,130)
                                                         --------      --------      --------
     Subtotal                                               9,627         9,668         9,669
     Less amount relating to discontinued operations         (107)         (212)         (208)
                                                         --------      --------      --------
     Net investment income                               $  9,520      $  9,456      $  9,461
                                                         ========      ========      ========

     REALIZED INVESTMENT GAINS, NET, for the years ended December 31, were from the following sources:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities                                    $  1,381      $    684      $    513
     Mortgage loans on real estate                             22            68           248
     Investment real estate                                   642           700            76
     Equity securities - available for sale                   427           363           267
     Other                                                    188           394            34
                                                         --------      --------      --------
     Subtotal                                               2,660         2,209         1,138
     Less amounts related to discontinued operations          (30)          (41)          (10)
                                                         --------      --------      --------
     Realized investment gains, net                      $  2,630      $  2,168      $  1,128
                                                         ========      ========      ========

     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1998 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $1 million, $23 million and $13 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     NET UNREALIZED INVESTMENT GAINS

     Net unrealized investment gains on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                               1998         1997         1996
                                                                              -------      -------      -------
                                                                                        (In Millions)
     Net unrealized investment gains, beginning of year                       $ 1,752      $ 1,136      $ 2,397
     Changes in net unrealized investment gains attributable to:
       Investments:
         Net unrealized investment gains (losses) on investments arising
           during the period                                                      522        1,706       (1,281)
         Reclassification adjustment for gains included in net income          (1,087)        (631)        (471)
                                                                              -------      -------      -------
         Change in net unrealized investment gains, net of adjustments           (565)       1,075       (1,752)
     Impact of net unrealized investment gains on:
         Future policy benefits                                                    23         (360)         318
         Deferred policy acquisition costs                                         62          (99)         173
                                                                              -------      -------      -------
     Change in net unrealized investment gains                                   (480)         616       (1,261)
                                                                              -------      -------      -------
     Net unrealized investment gains, end of year                             $ 1,272      $ 1,752      $ 1,136
                                                                              =======      =======      =======

     Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $282 million, $961 million and $(647) million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $588 million, $355 million and $238 million, respectively.

     The future policy benefits reported in the above table are net of income tax expense (benefit) of $15 million, $(203) million and $161 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Deferred policy acquisition costs in the above tables for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $36 million, $(55) million and $88 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                  1998         1997         1996
                                                                 -------      -------      -------
                                                                           (In Millions)
     Balance, beginning of year                                  $ 6,083      $ 6,095      $ 5,892
     Capitalization of commissions, sales and issue expenses       1,313        1,409        1,260
     Amortization                                                 (1,139)      (1,176)      (1,261)
     Change in unrealized investment gains                            77         (154)         261
     Foreign currency translation                                    128          (91)         (57)
                                                                 -------      -------      -------
     Balance, end of year                                        $ 6,462      $ 6,083      $ 6,095
                                                                 =======      =======      =======

6.   POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31, are as follows:

                                      1998       1997
                                    -------     -------
                                       (In Millions)

     Life insurance                 $48,927     $46,765
     Annuities                       15,360      15,469
     Other contract liabilities       4,842       5,133
                                    -------     -------
     Future policy benefits         $69,129     $67,367
                                    =======     =======

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves, and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (CONTINUED)

     The following table highlights the key assumptions generally utilized in calculating these reserves:


         PRODUCT                       MORTALITY                   INTEREST RATE               ESTIMATION METHOD
---------------------------     -------------------------     -------------------------     ------------------------
Life insurance                  Generally rates                      2.5% to 7.5%           Net level premium
                                guaranteed in calculating                                   based on non-forfeiture
                                cash surrender values                                       interest rate

Individual immediate            1983 Individual                    3.5% to 11.25%           Present value of
annuities                       Annuity Mortality                                           expected future payments
                                Table with certain                                          based on historical
                                modifications                                               experience

Group annuities in              1950 Group                        3.75% to 17.35%           Present value of
payout status                   Annuity Mortality                                           expected future
                                Table with certain                                          payments
                                modifications                                               based on historical
                                                                                            experience

Other contract liabilities                     -                     5.3% to 7.0%           Present value of
                                                                                            expected future
                                                                                            payments
                                                                                            based on historical
                                                                                            experience

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities. A liability of $1,780 million and $1,645 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1998 and 1997, respectively.

       POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                 1998                1997
                                                               --------            --------
                                                                       (In Millions)
   Individual annuities                                         $ 4,997            $  5,695
   Group annuities and guaranteed investment contracts           16,770              19,053
   Interest-sensitive life contracts                              3,566               3,258
   Dividend accumulations and other                               5,641               5,240
                                                                -------            --------
   Policyholders' account balances                              $30,974            $ 33,246
                                                                =======            ========


 Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                 WITHDRAWAL/
                PRODUCT                       INTEREST RATE                   SURRENDER CHARGES
     ---------------------------------        -------------          -----------------------------------

     Individual annuities                      3.0% to 6.6%           0% to 8% for up to 8 years

     Group annuities                          5.0% to 13.4%           Contractually limited or subject
                                                                      to market value adjustment

     Guaranteed investment contracts          3.9% to 15.4%           Subject to market value withdrawal
     payout status                                                    provisions for any funds withdrawn
                                                                      other than for benefit responsive
                                                                      and contractual payments

     Interest-sensitive life contracts        4.0% to 6.5%            Various up to 10 years

     Dividend accumulations and other         3.0% to 4.5%                            --


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Unpaid Claims and Claim Adjustment Expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty and accident and health insurance at December 31:

                                                         1998                         1997                       1996
                                               --------------------------   --------------------------   -----------------------
                                                ACCIDENT       PROPERTY      ACCIDENT       PROPERTY      ACCIDENT     PROPERTY
                                               AND HEALTH    AND CASUALTY   AND HEALTH    AND CASUALTY   AND HEALTH AND CASUALTY
                                               ----------    ------------   ----------    ------------   ---------- -------------
                                                                                 (In Millions)

     Balance at January 1                      $ 1,908        $ 2,956         $ 1,990       $ 3,076      $ 2,033         $ 3,053
       Less reinsurance recoverables               810            535              10           553           15             557
                                               -------        -------         -------       -------      -------         -------
     Net balance at January 1                    1,098          2,421           1,980         2,523        2,018           2,496
                                               -------        -------         -------       -------      -------         -------

     Incurred related to:

       Current year                              6,127          1,354           8,348         1,525        8,391           1,760
       Prior years                                   7           (194)            102           (91)         (66)            (25)
                                               -------        -------         -------       -------      -------         -------

     Total incurred                              6,134          1,160           8,450         1,434        8,325           1,735
                                               -------        -------         -------       -------      -------         -------
     Paid related to:

       Current year                              5,289            717           6,676           739        6,589             908
       Prior years                                 851            681           1,854           797        1,774             800
                                               -------        -------         -------       -------      -------         -------

     Total paid                                  6,140          1,398           8,530         1,536        8,363           1,708
                                               -------        -------         -------       -------      -------         -------


     Net balance at December 31                  1,092          2,183           1,900         2,421        1,980           2,523
       Plus reinsurance recoverables                52            533               8           535           10             553
                                               -------        -------         -------       -------      -------         -------
     Balance at December 31                    $ 1,144        $ 2,716         $ 1,908       $ 2,956      $ 1,990         $ 3,076
                                               =======        =======         =======       =======      =======         =======





     The Accident and Health balance at December 31 includes amounts attributable to the Company's discontinued HealthCare business: 1998 - $1,082; 1997 - $1,757 and 1996 - $1,750.

     In 1998 and 1997, the changes in provision for claims and claim adjustment expenses for property and casualty related to prior years are primarily driven by lower than anticipated losses for the Voluntary Auto line of business.

     The changes in provision for claims and claim adjustment expense for accident and health related to prior years are primarily due to such factors as changes in claim cost trends and an accelerated decline in the indemnity health business.

     The unpaid claims and claim adjustment expenses presented above consist of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1998, 1997 and 1996 included above are discounted using interest rates ranging from 3.0% to 6.0%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.    REINSURANCE

      The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on both a pro-rata and excess of loss basis. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance.

      Reinsurance amounts included in the Consolidated Statements of Operations, excluding HealthCare, for the years ended December 31, were as follows:

                                          1998       1997       1996
                                        -------     ------    -------
                                                  (In Millions)
Direct Premiums                         $9,615      $9,679    $10,690
  Reinsurance Assumed                       65          42         13
  Reinsurance Ceded                       (656)       (716)      (704)
                                        ------      ------    -------
Premiums                                $9,024      $9,005    $ 9,999
                                        ======      ======    =======
Policyholders' benefits ceded           $  519      $  530    $   571
                                        ======      ======    =======

      Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31, were as follows:

                                                      1998      1997
                                                     ------    ------
                                                       (In Millions)
Life insurance                                       $  620     $  685
Property-casualty                                       564        554
Other reinsurance                                        92         65
                                                     ------     ------
                                                     $1,276     $1,304
                                                     ======     ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT

       Debt consists of the following at December 31:

SHORT-TERM DEBT
                                                 1998             1997
                                               -------           ------
                                                      (In Millions)
Commercial paper                               $ 7,057           $4,268
Notes payable                                    2,164            2,151
Current portion of long-term debt                  861              355
                                               -------           ------
     Total short-term debt                     $10,082           $6,774
                                               =======           ======

The weighted average interest rate on outstanding short-term debt was approximately 5.4% and 6.0% at December 31, 1998 and 1997, respectively.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

LONG-TERM DEBT


DESCRIPTION                                          MATURITY DATES         RATE           1998        1997
-----------                                          --------------         ----           -----       ----
                                                                                             (In Millions)


Floating rate notes ("FRN")                          1999 - 2005        4.04-14.00%(a)    $   729     $   324
Long term notes                                      1999 - 2023         5.5% - 12%         1,318         910
Zero coupon notes                                        1999              8.6% (b)           364         334
Canadian dollar notes                                     -             7.0% - 9.125%           -         117
Japanese yen notes                                   1999 - 2000          0.5% - 4.6%         160         178
Swiss francs notes                                        -                3.875%               -         120
Canadian dollar FRN                                      2003             5.25%-5.89%          96          96
Surplus notes                                        2003 - 2025         6.875% - 8.3%        987         986
Senior notes                                         1999 - 2006           6.375%             393          -
Commercial paper backed by long-term
   credit agreements                                                                        1,500       1,500
Other notes payable                                  1999 - 2017          4% - 7.5%            48          63
                                                                                          -------     -------
Subtotal                                                                                    5,595       4,628
    Less:  current portion of long-term debt                                                 (861)       (355)
                                                                                          -------     -------
Total long-term debt                                                                      $ 4,734     $ 4,273
                                                                                          =======     =======


(a) The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1998, this rate was 14%. Excluding this note, floating rate note interest rates were between 4.04% - 5.50%.

(b) The rate shown for zero coupon notes represents a level yield to maturity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

      Payment of interest and principal on the surplus notes issued after 1993, of which $686 million were outstanding at December 31, 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

      In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

      Scheduled principal repayments of long-term debt as of December 31, 1998, are as follows: $862 million in 1999, $560 million in 2000, $327 million in 2001, $1,816 million in 2002, $458 million in 2003 and $1,575 million thereafter.

      At December 31, 1998, the Company had $9,853 million in lines of credit from numerous financial institutions of which $8,330 million were unused. These lines of credit generally have terms ranging from one to five years.

      Interest expense for short-term and long-term debt is $920 million, $743 million and $618 million for the years ended December 31, 1998, 1997 and 1996, respectively.

9.    EMPLOYEE BENEFIT PLANS

      PENSION AND OTHER POSTRETIREMENT PLANS

      The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

      The Company provides certain life insurance and health care benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

      The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9.    EMPLOYEE BENEFIT PLANS (CONTINUED)

       Prepaid and accrued benefit costs are included in "Other assets" and "Other liabilities", respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth quarter activity, is summarized below:


                                                                                                   OTHER
                                                                 PENSION BENEFITS           POSTRETIREMENT BENEFITS
                                                              ----------------------       ------------------------
                                                                1998           1997          1998           1997
                                                              --------       -------       -------         -------
                                                                   (In Millions)                (In Millions)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at the beginning of period                 $(5,557)       $(5,148)      $(2,128)        $(2,002)
Service cost                                                     (159)          (127)          (35)            (38)
Interest cost                                                    (397)          (376)         (142)           (149)
Plan participants' contributions                                    -              -           ( 6)             (4)
Amendments                                                        (58)             -             -              31
Actuarial losses                                                 (600)          (334)          (31)            (84)
Transfer to third party                                             -             32             -               -
Contractual termination benefits                                  (30)           (63)            -               -
Benefits paid                                                     485            460           128             117
Foreign currency changes                                            7             (1)            1               1
                                                              -------        -------       -------         -------
Benefit obligation at end of period                           $(6,309)       $(5,557)      $(2,213)        $(2,128)
                                                              =======        =======       =======         =======

CHANGE IN PLAN ASSETS:

Fair value of plan assets at beginning of period              $ 8,489        $ 7,306       $ 1,354         $ 1,313
Actual return on plan assets                                      445          1,693           146             120
Transfer to third party                                            (4)           (32)           -                -
Contribution from pension plan                                      -              -            31              25
Employer contributions                                             25             16            13               9
Plan participants' contributions                                    -              -             6               4
Withdrawal under IRS Section 420                                  (36)           (35)            -               -
Benefits paid                                                    (485)          (460)         (128)           (117)
Foreign currency changes                                           (7)             1             -               -
                                                              -------        -------       -------         -------
Fair value of plan assets at end of period                    $ 8,427        $ 8,489       $ 1,422         $ 1,354
                                                              =======        =======       =======          =======

FUNDED STATUS:

Funded status at end of period                                $ 2,118          $ 2,932     $  (791)         $  (774)
Unrecognized transition (asset) liability                        (554)            (661)        660              707
Unrecognized prior service cost                                   335              327           -                -
Unrecognized actuarial net gain                                  (813)          (1,644)       (353)            (364)
Effects of 4th quarter activity                                    (9)             (63)          2               33
                                                              -------          -------     -------          -------
Net amount recognized                                         $ 1,077          $   891     $  (482)         $  (398)
                                                              =======          =======     =======          =======

AMOUNTS RECOGNIZED IN THE STATEMENTS OF FINANCIAL
 POSITION CONSIST OF:
  Prepaid benefit cost                                        $  1,348        $  1,150     $     -        $       -
  Accrued benefit liability                                       (287)           (270)       (482)            (398)
  Intangible asset                                                   7               5           -                -
  Accumulated other comprehensive income                             9               6           -                -
                                                              --------        --------     --------       ---------
Net amount recognized                                         $  1,077        $    891     $  (482)       $    (398)
                                                              ========        ========     ========       =========

                                       31

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

    The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the pension plan with accumulated benefit obligations in excess of plan assets were $384 million, $284 million and $0, respectively, as of September 30, 1998 and $319 million, $226 million and $ 0, respectively, as of September 30, 1997.

    The effects of fourth quarter activity are summarized as follows:


                                                                                         OTHER
                                                    PENSION BENEFITS            POSTRETIREMENT BENEFITS
                                                ----------------------          -----------------------
                                                 1998            1997             1998           1997
                                                ------         -------           ------         ------
                                                                     (In Millions)
Effect of IRS Section 420 transfer              $   -          $   (36)          $    -         $    -
Contractual termination benefits                  (14)             (30)               -              -
Contribution from pension plan                      -                -                -             31
Employer contributions                              5                3                2              2
                                                -----          -------           ------         ------
Effects of 4th quarter activity                 $  (9)         $   (63)          $    2         $   33
                                                ======         =======           ======         ======


Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,926 million and $6,022 million are included in Separate Account assets and liabilities at September 30, 1998 and 1997, respectively.

Other postretirement plan assets consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,018 million and $1,044 million of Company insurance policies and contracts at September 30, 1998 and 1997, respectively.

Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 results of operations.

During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1998 that their employment had been terminated. Costs related to these amendments are reflected below in contractual termination benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                                                                              OTHER
                                                          PENSION BENEFITS                           POSTRETIREMENT BENEFITS
                                                -----------------------------------            ------------------------------------
                                                   1998         1997          1996               1998          1997          1996
                                                -----------------------------------            ------------------------------------
                                                                                  (In Millions)
COMPONENTS OF NET PERIODIC BENEFITS COSTS:
Service cost                                    $   159       $   127       $   140            $    35       $    38       $    45
Interest cost                                       397           376           354                142           149           157
Expected return on plan assets                     (674)         (617)         (594)              (119)          (87)          (93)
Amortization of transition amount                  (106)         (106)         (107)                47            50            53
Amortization of prior service cost                   45            42            26                  -             -             -
Amortization of actuarial net (gain) loss             1             -             -               (13)          (13)            (3)
Curtailment gain (loss)                               5             -             -                  -             -            (9)
Contractual termination benefits                     14            30            63                  -             -             -
                                                -------       -------       -------            -------       -------        ------
Net periodic (benefit) cost                     $  (159)      $  (148)      $  (118)           $    92       $   137        $  150
                                                =======       =======       =======            =======       =======        ======



The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                                OTHER
                                                           PENSION BENEFITS                      POSTRETIREMENT BENEFITS
                                                  ------------------------------         ----------------------------------------
                                                   1998        1997        1996              1998          1997          1996
                                                  ------------------------------         ----------------------------------------
WEIGHTED-AVERAGE ASSUMPTIONS:
Discount rate                                      6.50%       7.25%       7.75%            6.50%          7.25%         7.75%
Rate of increase in compensation levels            4.50%       4.50%       4.50%            4.50%          4.50%         4.50%
Expected return on plan assets                     9.50%       9.50%       9.50%            9.00%          9.00%         9.00%
Health care cost trend rates                         -           -           -           7.80-11.00%    8.20-11.80%   8.50-12.50%
Ultimate health care cost trend rate
    after gradual decrease until 2006                -           -           -              5.00%          5.00%         5.00%


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                               OTHER
                                                       POSTRETIREMENT BENEFITS
                                                       -----------------------
                                                                1998
                                                               ------
                                                           (In Millions)
   ONE PERCENTAGE POINT INCREASE
   Effect on total service and interest costs                  $  24
   Effect on postretirement benefit obligation                  (226)

   ONE PERCENTAGE POINT DECREASE
   Effect on total service and interest costs                  $ (19)
   Effect on postretirement benefit obligation                   187

   POSTEMPLOYMENT BENEFITS

   The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1998 and 1997 was $135 million and $144 million, respectively, and is included in "Other liabilities."

   OTHER EMPLOYEE BENEFITS

   The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary, resulting in $54 million, $63 million and $57 million of expenses included in "General and administrative expenses" for 1998, 1997 and 1996, respectively.

   DISCONTINUED OPERATIONS

   In connection with the disposal of the Company's HealthCare business, as more fully discussed in Note 3, the loss on disposal was reduced by an estimated curtailment gain of $30 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:

                                           1998         1997         1996
                                          ------       ------       ------
                                                        (In Millions)
Current tax expense (benefit):
    U.S.                                  $  983       $  (14)      $  400
    State and local                           54           51          108
    Foreign                                  148           64           48
                                          ------       ------       ------
    Total                                 $1,185       $  101       $  556
                                          ======       ======       ======

Deferred tax expense (benefit):

    U.S.                                  $ (193)      $  269       $ (428)
    State and local                           (6)           4           (2)
    Foreign                                  (16)          33           54
                                          ------       ------       ------
    Total                                 $ (215)      $  306       $ (376)
                                          ======       ======       ======
Total income tax expense                  $  970       $  407       $  180
                                          ======       ======       ======


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                             1998        1997        1996
                                                            ------      ------      ------
                                                                   (In Millions)
Expected federal income tax expense                         $  908      $  480      $  539
Equity tax (benefit)                                            75         (65)       (365)
State and local income taxes                                    31          37          69
Tax-exempt interest and dividend received deduction            (46)        (67)        (67)
Other
                                                                 2          22           4
                                                            ------      ------      ------
Total income tax expense                                    $  970      $  407      $  180
                                                            ======      ======      ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES (CONTINUED)

    Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                             1998       1997
                                                           -------    -------
                                                              (In Millions)
Deferred tax assets
     Insurance reserves                                    $ 1,584    $ 1,482
     Policyholder dividends                                    265        250
     Net operating loss carryforwards                          260         80
     Litigation related reserves                               104        178
     Employee benefits                                          63         42
     Other                                                     134        287
                                                           -------    -------
     Deferred tax assets before valuation allowance          2,410      2,319
     Valuation allowance                                       (13)       (18)
                                                           -------    -------
     Deferred tax assets after valuation allowance           2,397      2,301
                                                           -------    -------

Deferred tax liabilities
     Investments                                             1,414      1,867
     Deferred policy acquisition costs                       1,436      1,525
     Depreciation                                               64         36
                                                           -------    -------
     Deferred tax liabilities                                2,914      3,428
                                                           -------    -------
Net deferred tax liability                                 $   517    $ 1,127
                                                           =======    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company had federal life net operating loss carryforwards of $540 million and $1,200 million, which expire by 2012. At December 31, 1998 and 1997, respectively, the Company had state non-life operating loss carryforwards for tax purposes approximating $1,059 million and $800 million, which expire by 2018.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun their examination of the years 1993 through 1995.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

11.   STATUTORY EQUITY AND INCOME

      Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits reserves using different actuarial assumptions, not providing for deferred taxes, and valuing securities on a different basis. The Company's statutory net income, as filed with the New Jersey Department of Banking and Insurance was $1,247 million, $1,471 million and $1,402 million for the years 1998, 1997 and 1996, respectively. Statutory capital and surplus, as filed, at December 31, 1998 and 1997 was $8,536 million and $9,242 million, respectively.

12.   OPERATING LEASES

      The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1998, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                (In Millions)

               1999                               $   295
               2000                                   263
               2001                                   231
               2002                                   198
               2003                                   157
               Remaining years after 2003             753
                                                  -------
               Total                              $ 1,897
                                                  =======

      Amounts presented in the table above include operating leases relating to the Company's HealthCare business. See Note 3 for a discussion of the pending sale of this business. Amounts applicable to the HealthCare business are $65 million in 1999, $58 million in 2000, $52 million in 2001, $45 million in 2002, $34 million in 2003 and $89 million thereafter. Rental expense incurred for the years ended December 31, 1998, 1997 and 1996 was approximately $320 million, $352 million and $343 million, respectively.

13.   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FIXED MATURITIES AND EQUITY SECURITIES

    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

    MORTGAGE LOANS ON REAL ESTATE

    The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing loans, the estimated fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

    POLICY LOANS

    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

    DERIVATIVE FINANCIAL INSTRUMENTS

    The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The estimated fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

    POLICYHOLDERS' ACCOUNT BALANCES

    Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. For interest sensitive life contracts, fair value approximates carrying value.

    DEBT

    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

      The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                        1998                             1997
                                                               -----------------------          ------------------------
                                                               CARRYING     ESTIMATED           CARRYING     ESTIMATED
                                                                AMOUNT      FAIR VALUE           AMOUNT      FAIR VALUE
                                                               --------     ----------          --------     ----------
                                                                                     (In Millions)
FINANCIAL ASSETS:
Other than trading:
  Fixed maturities:
        Available for sale                                     $ 80,158      $ 80,158           $ 75,270      $ 75,270
        Held to maturity                                         16,848        17,906             18,700        19,894
  Equity securities                                               2,759         2,759              2,810         2,810
  Mortgage loans on real estate                                  16,495        17,265             16,004        16,703
  Policy loans                                                    7,476         8,037              7,034         7,201
  Securities purchased under agreements to resell                 1,737         1,737                 -             -
  Short-term investments                                          9,781         9,781             12,106        12,106
  Cash                                                            1,943         1,943              1,859         1,859
  Restricted Assets                                               2,366         2,366              1,835         1,835
  Separate Account assets                                        81,621        81,621             73,839        73,839
  Derivative financial instruments                                  132           135                 93            92

Trading:
  Trading account assets                                       $  8,888      $  8,888           $  6,347      $  6,347
  Broker-dealer related receivables                              10,142        10,142              8,442         8,442
  Derivative financial instruments                                  765           765                910           910
  Securities purchased under agreements to resell                 8,515         8,515              8,661         8,661
  Cash collateral for borrowed securities                         5,622         5,622              5,047         5,047


FINANCIAL LIABILITIES:
Other than trading:
  Policyholders' account balances                              $ 30,974      $ 31,940           $ 33,246      $ 34,201
  Securities sold under agreements to repurchase                  7,085         7,085                 85            85
  Cash collateral for loaned securities                           2,450         2,450              9,647         9,647
  Short-term and long-term debt                                  14,816        15,084             11,047        11,131
  Securities sold but not yet purchased                           2,215         2,215                  -             -
  Separate Account liabilities                                   80,931        80,931             73,451        73,451
  Derivative financial instruments                                  390           391                100            99

Trading:
  Broker-dealer related payables                                $ 6,530      $  6,530           $  3,338      $  3,338
  Derivative financial instruments                                  725           725              1,019         1,019
  Securities sold under agreements to repurchase                 14,401        14,401             12,262        12,262
  Cash collateral for loaned securities                           4,682         4,682              4,470         4,470
  Securities sold but not yet purchased                           3,556         3,556              3,648         3,648



THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    INTEREST RATE SWAPS

    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rates swaps, the Company agrees with other parties to exchange, at specified intervals the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at market value with changes in fair value reported in current period earnings.

    FUTURES AND OPTIONS

    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes for transactions with similar terms.

    Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

      When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

      Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

      CURRENCY DERIVATIVES

      The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. Dollar.

      Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

      If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

      The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1998 and 1997. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1998
                                  (In Millions)


                                    TRADING                    OTHER THAN TRADING                      TOTAL
                           -------------------------        -------------------------        -------------------------
                                          ESTIMATED                        ESTIMATED                        ESTIMATED
                           NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE
                           --------       ----------        --------       ----------        --------       ----------

Swaps:
  Assets                   $  4,564        $    309         $  2,200         $    96        $  6,764         $    405
  Liabilities                 4,734             274            3,065             349           7,799              623

Forwards:
  Assets                     45,651             282            1,004              14          46,655              296
  Liabilities                39,153             280            2,039              37          41,192              317

Futures:
  Assets                      3,272              61            1,786              23           5,058               84
  Liabilities                 4,371              47              531               5           4,902               52

Options:
  Assets                      8,310             113              130               2           8,440              115
  Liabilities                 6,388             124              213               -           6,601              124
                           --------        --------         --------         -------        --------         --------
Total:
  Assets                   $ 61,797        $    765         $  5,120         $   135        $ 66,917         $    900
                           ========        ========         ========         =======        ========         ========
  Liabilities              $ 54,646        $    725         $  5,848         $   391        $ 60,494         $  1,116
                           ========        ========         ========         =======        ========         ========


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1997
                                  (In Millions)


                                      TRADING                  OTHER THAN TRADING                    TOTAL
                             --------------------------     -------------------------      --------------------------
                                            ESTIMATED                      ESTIMATED                       ESTIMATED
                             NOTIONAL       FAIR VALUE      NOTIONAL       FAIR VALUE      NOTIONAL        FAIR VALUE
                             --------       -----------     --------      -----------      --------        ----------
Swaps:
  Assets                     $ 5,798         $  316         $ 1,446         $   67          $ 7,244         $  383
  Liabilities                  5,439            418           1,197             70            6,636            488


Forwards:
  Assets                      29,947            438           1,171             25           31,118            463
  Liabilities                 29,985            461             687              8           30,672            469


Futures:
  Assets                       4,103             51              46             -             4,149             51
  Liabilities                  3,064             50           3,320             21            6,384             71


Options:
  Assets                       6,893            105             239             -             7,132            105
  Liabilities                  3,946             90             224             -             4,170             90
                             -------        -------         -------         ------          -------        -------
Total:
  Assets                     $46,741        $   910         $ 2,902         $   92          $49,643        $ 1,002
                             =======        =======         =======         ======          =======        =======
  Liabilities                $42,434        $ 1,019         $ 5,428         $   99          $47,862        $ 1,118
                             =======        =======         =======         ======          =======        =======


CREDIT RISK

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1998 and 1997 approximately 97% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

Net trading revenues for the years ended December 31, 1998, 1997 and 1996 relating to forwards, futures and swaps were $67 million, $(5) million and $(13) million; $59 million, $37 million and $(13) million; and $42 million, $32 million and $(11) million, respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1998 and 1997 were $1,165 million and $1,015 million, respectively, and for derivatives in a liability position were $1,140 million and $1,166 million, respectively. Of those derivatives held for trading purposes at December 31, 1998, 63% of the notional amount consisted of interest rate derivatives, 32% consisted of foreign currency derivatives, and 5% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1998, 60% of notional consisted of interest rate derivatives, 31% consisted of foreign currency derivatives, and 9% consisted of equity and commodity derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. In connection with the Company's commercial banking business, loan commitments for credit cards and home equity lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card and home equity commitments were $3.0 billion of which $2.2 billion remains available at December 31, 1998.

    Also in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and unsecured basis. Aggregate financing commitments on a secured basis approximate $6.1 billion of which $3.3 billion remains available at December 31, 1998. Unsecured commitments approximate $65.0 million, the majority of which is outstanding at December 31, 1998.

    Other commitments substantially include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.5 billion of which $1.8 billion remain available at December 31, 1998. Additionally, mortgage loans sold with recourse were $0.5 billion at December 31, 1998.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures. At December 31, 1998 these were immaterial.

15. DIVESTITURE

    On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

16. CONTINGENCIES AND LITIGATION

    STOP-LOSS REINSURANCE AGREEMENT

    In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. The Company has guaranteed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

16. CONTINGENCIES AND LITIGATION (CONTINUED)


    Gibraltar's obligations arising under the stop-loss agreement subject to a limit of $375 million. Through December 31, 1998, Gibraltar has incurred $375 million in losses under the stop-loss agreement, including $90 million in 1998. Gibraltar has paid $197 million to Pru Re under the stop-loss agreement.

    ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

    Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

    MANAGED CARE REIMBURSEMENT

    The Company has reviewed its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    REINSURANCE AND PARTICIPATION AGREEMENT

    The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC. In November 1998, the Rehabilitation Court approved the sale of MBLLAC's individual life insurance and individual group annuity business to affiliates of SunAmerica Inc. Upon the end of the rehabilitation period, expected during 1999, the agreement will terminate.

    LITIGATION

    Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

    Two putative class actions and approximately 320 individual actions were pending against the Company in the United States as of January 31, 1999 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. Additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. The Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper and that the Company's efforts to prevent such practices were not sufficiently effective. Based on the findings, the Task Force recommended, and the Company agreed to, various changes to its sales and business practices controls, and a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

    On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

    The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the U.S. District Court in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

    The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement was affirmed by the U.S. Court of Appeals for the Third Circuit in July 1998 although the issue of class counsel's fees was sent back to the U.S. District Court for review. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

    While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The releases granted by the state insurance regulators pursuant to the individual state settlement agreements do not become final until the remediation program has been completed without any material changes to which those regulators have not agreed. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the class action settlement.

    Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    October 1996, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the Company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

    In January 1997 the U.S. District Court sanctioned and fined the Company $1 million for failure to properly implement procedures for its employees to retain documents in violation of the Courts' order that required the parties to preserve all documents relevant to the class action and remediation program. The Court ordered the Company to implement a document retention policy and directed that an independent expert be engaged to investigate the extent of document destruction and its impact on the remediation program.

    In response to the class notices, the owners of approximately 503,000 policies indicated an interest in a Basic Claim Relief remedy. Management believes that costs associated with providing Basic Claim Relief will not be material to the Company's financial position or results of operations.

    The owners of approximately 1.16 million policies responded to the class notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. The ADR process generally requires that individual claim forms and files be reviewed by the Company and by one or more independent claim evaluators. Approximately 649,000 claim forms were completed and returned and approximately 591,000 decision letters had been mailed to claimants as of January 31, 1999. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. Management believes that the bulk of such appeals will be resolved in 1999.

    In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of losses associated with the settlement. In 1997, based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received, management increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes, of which $1.80 billion was funded in a settlement trust. Management expressly noted that additional cost items were anticipated that could not be fully evaluated at that time.

    In 1998, based on estimates derived from an analysis of claims actually remedied (including interest), a sample of claims still to be remedied, an estimate of additional liability associated with the results of the investigation by the independent expert regarding the impact of document destruction on the ADR program, and an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision, management increased the estimated liability for the cost of ADR remedies by $.51 billion before taxes to a total of $2.56 billion before taxes, all of which has been funded in a settlement trust as discussed in Note 4. The Company has also recorded from 1996 through 1998 additional charges to reflect ongoing administrative costs related to the ADR program, regulatory fines, penalties and related payments, litigation costs and settlements, and other fees and expenses associated with the resolution of sales practices issues. While management believes the foregoing provisions are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)


    The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.


                                     ******